                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )


    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12



                                     INSIGNIA SOLUTIONS PLC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
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     and 0-11.
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     previously. Identify the previous filing by registration statement number,
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

                                     [LOGO]

                                  MAY 4, 1999


To Our Shareholders:


    You are cordially invited to attend the 1999 Annual General Meeting of Shareholders of Insignia Solutions plc to be held at Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on May 27, 1999, at 10:00 a.m., local time.


    The matters expected to be acted upon at the meeting are described in detail in the following Notice of Annual General Meeting and Proxy Statement.

    It is important that you use this opportunity to take part in the affairs of your company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.


    The proxy card should be returned to the offices of Insignia Solutions plc at Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, not later than 10:00 a.m. on Tuesday, May 25, 1999, being 48 hours prior to the time fixed for the Annual General Meeting. Returning the proxy card does not deprive you of your right to attend the meeting and to vote your shares in person.


    We look forward to seeing you at the meeting.

Sincerely,

     [SIGNATURE]

Stephen M. Ambler

Company Secretary

                             INSIGNIA SOLUTIONS PLC
                             ---------------------

                        NOTICE OF ANNUAL GENERAL MEETING


    NOTICE IS HEREBY GIVEN that the Annual General Meeting of Insignia Solutions plc ("Insignia") will be held at Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on Thursday, May 27, 1999 at 10:00 a.m., local time, to transact the following business:


    1. To receive the U.K. statutory accounts of Insignia for the year ended December 31, 1998 together with the Directors' and Auditors' reports thereon.

    2. To consider the following Ordinary Resolution: "THAT PricewaterhouseCoopers be reappointed as UK statutory auditors of Insignia (having previously been appointed by the board of directors to fill the casual vacancy arising by reason of the resignation of Price Waterhouse) to hold office until the conclusion of the next general meeting at which accounts are laid before the company and THAT the directors be authorized to fix their remuneration."

    3. To elect as a director Vincent S. Pino, who was appointed as a director of Insignia during the year after the last annual general meeting.

    4.  To re-elect as a director Albert E. Sisto.

    5. To consider the following Ordinary Resolution: "THAT Insignia's 1995 Employee Share Purchase Plan be amended so that the reference to "five hundred twenty-five thousand (525,000) of the Company's Ordinary Shares" in Section 1 thereof be substituted by a reference to "nine hundred thousand (900,000) of the Company's Ordinary Shares"."

    6. To consider the following Ordinary Resolution: "THAT the Rules of the Company's UK Employee Share Option Scheme 1996 be amended so that the reference to "will exceed 3,922,071 Ordinary Shares" in Rule 4.2 thereof be substituted by a reference to "will exceed 4,672,071 Ordinary Shares"."

    7. To consider the following Ordinary Resolution: "THAT Insignia's 1995 Incentive Stock Option Plan for U.S. Employees be amended so that the reference to "shall be three million, nine hundred twenty-two thousand and seventy-one (3,922,071) Shares" in Section 2.1 thereof be substituted by a reference to "shall be four million six hundred seventy-two thousand and seventy-one (4,672,071) Shares"."


    8.  To consider the following Ordinary Resolution: "THAT, in accordance with
Section 80 of the Companies Act 1985 (the "Act"), the directors be and are hereby generally and unconditionally authorized to exercise all the powers of Insignia to allot relevant securities (as defined in Section 80 of the Act) up to an aggregate nominal amount of L2,930,913.20 provided that this authority (unless previously revoked or renewed) shall expire on May 26, 2004 and that Insignia may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred hereby had not expired; and THAT the authority conferred on the directors by an ordinary resolution passed on April 19, 1996 to allot shares up to an aggregate nominal amount of L4,362,417 (to expire on April 18, 2001) shall cease to have effect."



    9. To consider the following Special Resolution: "THAT, conditionally upon the passing of the Resolution numbered 8 above, in accordance with Section 95(1) of the Act, the directors be and are hereby given power, for the period commencing on and with effect from the date of adoption of this Resolution and (unless previously revoked or renewed) expiring on May 26, 2004, to allot equity securities (as defined in Section 94(2) of the Act) pursuant to the authority conferred by the Resolution numbered 8 above as if Section 89(1) of the Act did not apply to such allotment; and THAT, the power conferred on the directors by a special resolution passed on April 19, 1996 to allot shares up to an aggregate nominal amount of L4,362,417 as if Section 89 of the Act did not apply to such allotment (to expire on April 18, 2001) shall cease to have effect."


    10. To transact any other ordinary business of Insignia.

                                          BY ORDER OF THE BOARD

                                               [SIGNATURE]

                                          Stephen M. Ambler

                                          Company Secretary

Dated May 4, 1999


REGISTERED OFFICE:

Insignia House
The Mercury Centre
Wycombe Lane, Wooburn Green
High Wycombe
Buckinghamshire, HP10 0HH

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.


THE PROXY SHOULD BE RETURNED TO THE OFFICES OF INSIGNIA AT INSIGNIA HOUSE, THE MERCURY CENTRE, WYCOMBE LANE, WOOBURN GREEN, HIGH WYCOMBE, BUCKINGHAMSHIRE, HP10 0HH, UNITED KINGDOM, NOT LATER THAN 10:00 A.M. ON TUESDAY, MAY 25, 1999, BEING 48 HOURS PRIOR TO THE TIME FIXED FOR THE ANNUAL GENERAL MEETING.


                                     NOTES

1. A member entitled to attend and vote at the meeting is entitled to appoint one or more proxies to attend and, on a poll, vote in his stead. A proxy need not be a member of Insignia. Completion and return of a form of proxy will not prevent a member from attending and voting at the meeting.

2. The instrument appointing a proxy and the power of attorney or other authority (if any) under which it is signed must be deposited at the Registered Office of Insignia (Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH) not less than 48 hours before the time of the meeting.

3. There are available for inspection at the registered office of Insignia during usual business hours on any weekday (Saturdays and public holidays excepted), and, at the place of the Annual General Meeting, from at least fifteen minutes prior to and until the conclusion of the Annual General
    Meeting:

    (a) copies of the directors' service agreements with Insignia or any of its subsidiaries other than those agreements expiring or determinable by the employing company without payment of compensation within one year; and

    (b) the Register of Directors' Interests.

                             INSIGNIA SOLUTIONS PLC
                                 INSIGNIA HOUSE
                               THE MERCURY CENTRE
                          WYCOMBE LANE, WOOBURN GREEN
                                  HIGH WYCOMBE
                           BUCKINGHAMSHIRE, HP10 0HH
                                 UNITED KINGDOM

                            ------------------------


                                PROXY STATEMENT
                                  MAY 4, 1999


                            ------------------------


    This Proxy Statement is for holders of ordinary shares of 20p each and holders of American Depositary Shares ("ADSs") evidenced by American Depositary Receipts of Insignia Solutions plc, a company organized under the laws of England and Wales. This proxy statement is furnished by the Board of Directors of Insignia (the "Board") in connection with the solicitation of specific voting instructions from holders of ADSs and proxies from holders of ordinary shares for voting at the Annual General Meeting of Insignia to be held at Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on Thursday, May 27, 1999 at 10:00 a.m., local time. All proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the person or persons appointed as proxy will vote or abstain from voting, at their discretion.



    At April 23, 1999, Insignia had 12,777,259 ordinary shares outstanding and entitled to vote, of which approximately 77.1% were held in the form of ADSs. Each ADS represents one Ordinary Share. A minimum of two persons holding together not less than one-third of the ordinary shares in issue will constitute a quorum for the transaction of business at the meeting. This proxy statement and the accompanying form of Proxy were first mailed to shareholders on or about May 4, 1999. Attached beginning at page F-1 of this proxy statement is Insignia's U.K. Statutory Directors' Report and Accounts for the year ended December 31, 1998 prepared in compliance with the U.K. Companies Act 1985 (the "Act"). In addition, the 1998 Annual Report and Form 10-K is enclosed with this proxy statement.


                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    Holders of ordinary shares entitled to attend and vote at the meeting may appoint a proxy to attend and, on a poll of such holders, to vote in their place. A proxy need not be a shareholder of Insignia. Voting will be by a poll on all the resolutions to be considered. Holders of Insignia's ordinary shares are entitled to one vote for each ordinary share held. Shares may not be voted cumulatively.


    Proposals 2 through 8 in the notice are ordinary resolutions. Proposal 9 in the notice is a special resolution. An ordinary resolution requires the affirmative vote of a majority of the votes cast at the meeting. A special resolution requires the affirmative vote of at least 75% of the votes cast at the meeting. Insignia will tabulate all votes and will separately tabulate, for each proposal, affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted in determining the votes. A form of proxy is enclosed which, to be effective, must be signed, dated and deposited at the Registered Office of Insignia (Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH) not less than forty-eight hours before the time of the Meeting, together with the power of attorney or other authority (if any) under which it is signed. Holders of ADSs should complete and return the voting instruction form provided to them in accordance with the instructions contained therein, so that it is received on or before May 20, 1999. The close of business on April 23, 1999 has been fixed as the record date for the determination of the holders of ADSs entitled to provide voting instructions to The Bank of New York, as depositary.


    Insignia will pay the expenses of soliciting proxies and voting instructions. Following the original mailing of the proxies and other soliciting materials, Insignia and/or its agents may also solicit proxies and voting instructions by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, Insignia will request that brokers, custodians, nominees, The Bank of New York, as depositary, and other record holders of Insignia's ordinary shares or ADSs forward copies of the proxies and other soliciting materials to persons for whom they hold ordinary shares or ADSs and request authority for the exercise of proxies and/or voting instructions. In such cases, Insignia, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

                            REVOCABILITY OF PROXIES

    Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it any time prior to one hour before the commencement of the meeting by written instrument delivered to Insignia stating that the proxy is revoked, by attendance at the meeting and voting in person or by duly filing a replacement proxy. Please note, however, that if a person's shares are held of record by a broker, bank or other nominee and that person wishes to vote at the meeting, the person concerned should ensure that the broker, bank or other nominee duly appoints such person as its proxy in order that he or she may do so.

     PROPOSAL 1:  RECEIPT OF U.K. STATUTORY DIRECTORS' REPORT AND ACCOUNTS

    At the meeting, shareholders will receive the U.K. statutory accounts of Insignia in respect of the financial year ended December 31, 1998, together with the Directors' and Auditors' reports relating to those accounts. It is a U.K. legal requirement that the accounts and the reports are laid before the shareholders of Insignia in general meeting, following which they will be approved by and signed on behalf of the Board of Directors and delivered to Companies House in the U.K. on or before July 31, 1999. Shareholders are not being asked to vote on this proposal. The U.K. statutory Directors' Report and Accounts are attached hereto beginning on page F-1.

             PROPOSAL 2:  RE-APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    Insignia has selected PricewaterhouseCoopers as its U.K. statutory auditors to perform the audit of Insignia's financial statements for 1999, and the shareholders are being asked to ratify such selection. Following the merger of Price Waterhouse and Coopers & Lybrand from July 1, 1998, Price Waterhouse resigned as auditors in favour of the new firm, PricewaterhouseCoopers, and the Board appointed PricewaterhouseCoopers to fill the casual vacancy created by the resignation. Representatives of PricewaterhouseCoopers are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

  THE BOARD RECOMMENDS A VOTE FOR THE RE-APPOINTMENT OF PRICEWATERHOUSECOOPERS

           PROPOSALS 3 AND 4:  ELECTION AND RE-ELECTION OF DIRECTORS

    At the meeting, shareholders will consider the election of Vincent S. Pino, who was appointed as a director of Insignia during the year after the last annual general meeting. Shareholders will also consider the re-election of Albert E. Sisto, who retires by rotation.

    Insignia's Articles of Association stipulate that the minimum number of directors is two, but do not set any maximum number. Directors may be elected by the shareholders, or appointed by the Board, and remain in office until they resign or are removed by the shareholders. In addition, at each Annual General Meeting the third of the directors who have been in office longest since their last election, as well as any directors appointed by the Board during the preceding year, are required to resign and are then considered for re-election, assuming they wish to stand for re-election. Of the current directors, Nicholas, Viscount Bearsted will be considered for re-election in 2000 and Richard M. Noling and Albert E. Sisto will be considered for re-election in 2001, assuming no additional directors are appointed by the Board during the year. In the election of directors, each shareholder is entitled on a poll to one vote for each Ordinary Share held. Shares may not be voted cumulatively.

DIRECTORS/NOMINEES

    The names of the nominees and the other directors of Insignia, and other information about them, are set forth below:

                                                                                                                DIRECTOR
NAME OF NOMINEE OR DIRECTOR                          AGE                   PRINCIPAL OCCUPATION                   SINCE
------------------------------------------------     ---     ------------------------------------------------  -----------
NOMINEES
Vincent S. Pino (1)                                      50  President of Alliance Imaging, Inc.                     1998
Albert E. Sisto (1)(2)                                   49  Consultant                                              1997

DIRECTORS
Richard M. Noling                                        50  President and Chief Executive Officer of                1997
                                                             Insignia
Nicholas, Viscount Bearsted (2)                          49  Chairman of the Board of Insignia                       1988

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    Vincent S. Pino was appointed a director of Insignia in October 1998. He has served as President of Alliance Imaging, Inc. since February 1998. Mr. Pino began his association with Alliance in 1988 as Chief Financial Officer. From 1991 through 1993, Mr. Pino held the position of Executive Vice President and Chief Financial Officer. From 1986 to 1988, Mr. Pino was President of Pacific Capital, where he provided financial consulting services to corporations and publicly registered real estate limited partnerships. Prior to joining Pacific Capital, Mr. Pino held executive staff positions with Petrolane Incorporated, a diversified services company. Mr. Pino received an M.B.A. and a B.S. degree in finance from the University of Southern California in 1972 and 1970, respectively.

    Albert E. Sisto was appointed as a director of Insignia in March 1997. He is currently an independent consultant. He served as Chief Operating Officer of RSA Data Security, Inc., a wholly owned subsidiary of Security Dynamics Technologies, Inc., from December 1997 to February 1999. He served as the President, Chief Executive Officer and Chairman of the Board of Directors of DocuMagix Inc. from October 1994 until December 1997. From September 1989 to September 1994, Mr. Sisto served as President and Chief Executive Officer of PixelCraft, an imaging software and equipment company. He received a B.E. degree in engineering from the Stevens Institute of Technologies in 1971.

    Richard M. Noling was named President and Chief Executive Officer and a director of Insignia in March 1997. He also served as Chief Financial Officer, Senior Vice President of Finance and Operations and Company Secretary between April 19, 1996 and October 1, 1997 and Chief Operating Officer between February and March 1997. From August 1995 to February 1996, Mr. Noling was Vice President and Chief Financial Officer at Fast Multimedia, Inc., a German-based computer software and hardware developer. From November 1994 to August 1995, he was Chief Financial Officer for DocuMagix Inc., a personal paper management software company. From June 1991 to October 1994, Mr. Noling served as Senior Vice President and Chief Financial Officer for Gupta Corporation. He received a Bachelor of Arts degree in aerospace and mechanical engineering science from the University of California (San Diego) in 1970. He received an M.A. degree in theology from the Fuller Theological Seminary in 1972, and an M.S. degree in business administration in 1979 from the University of California (Irvine).

    Nicholas, Viscount Bearsted has served as Chairman of the Board of Directors of Insignia since March 1997 and as a director of Insignia since January 1988. He also served as Chairman of the Board from January 1988 to March 1995, and he was Insignia's Chief Executive Officer from September 1988 until September 1993. From January 1996 to May 1996, he served as Chief Executive Officer and a director, and from April 1994 to January 1996, as Deputy Chief Executive Officer and a director, of Hulton Deutsch Collection Ltd., a photographic content provider. He founded Alliance Imaging Inc. in 1984 and served as a senior executive until 1987 and as a director until 1988. Since 1980, he has been a corporate and computer consultant. He received a Bachelors degree in chemistry from Oxford University in 1972. He also serves as a director of Mayborn Group plc.

BOARD MEETINGS AND COMMITTEES

    The Board met seven times, including telephone conference meetings, during 1998. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he was a director) and the total number of meetings held by all committees of the Board on which such director served (during the period that such director served).

    Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing similar functions.

    Mr. Sisto and Nicholas, Viscount Bearsted are the current members of the Audit Committee, which met four times during 1998. The Audit Committee meets with Insignia's independent accountants to review the adequacy of Insignia's internal control systems and financial reporting procedures; reviews the general scope of Insignia's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by Insignia's auditors, reviews the fairness of any proposed transaction between any officer, director or other affiliate of Insignia and Insignia, and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which Insignia's shares may be listed.

    Mr. Pino and Mr. Sisto are the current members of the Compensation Committee, which met four times during 1998. John R. Johnston served on the Compensation Committee until his resignation as a director in July 1998. Mr. Pino was elected to the Compensation Committee in October 1998. Paul L. Borrill served on the Compensation Committee until he resigned in January 1999, at which time Mr. Sisto was elected to serve on the committee. The Compensation Committee recommends compensation for officers and employees of Insignia, grants options under Insignia's employee option plans (other than grants to non-officers of options pursuant to guidelines established by the Board, which may be made by Nicholas, Viscount Bearsted, Insignia's Chairman, and Richard M. Noling, Insignia's President and Chief Executive Officer) and reviews and recommends adoption of and amendments to share option and employee benefit plans.

DIRECTOR COMPENSATION

    Insignia pays each outside director $1,000 for every regular meeting attended, $2,500 per quarter of service on the Board, $500 per quarter for service on each committee, plus $500 for each committee meeting attended, and reimburses outside directors for reasonable expenses in attending meetings of the Board. The Chairman of the Board receives an additional $1,500 per quarter. In addition, each new outside director is granted an option to purchase 15,000 shares and each outside director is granted an option to purchase 5,000 shares annually for so long as he serves as an outside director.

    With effect from April 1, 1997, Nicholas, Viscount Bearsted, Chairman of Insignia, entered into a Consulting Agreement with Insignia under which he provides advice and assistance as the Board may from time to time request. Nicholas, Viscount Bearsted shall be available to perform such services for at least thirteen days per quarter and shall receive a fee of $1,000 for each day services are provided, subject to a minimum thirteen days per quarter, plus reimbursement of reasonable expenses. The agreement is terminable by either party upon six month's advance written notice and by Insignia for cause at any time. In the event of any business combination resulting in a change of control of Insignia or in the event of disposal of a majority of the assets of Insignia, and termination or constructive termination of his consultancy, Nicholas, Viscount Bearsted will be entitled to receive an additional twenty-six weeks' consultancy fees.

    Insignia entered into a consulting agreement with Mr. Sisto, dated December 28, 1998, whereby Mr. Sisto will provide sales consulting, sales training, advice and assistance as Insignia may from time to time request over a term of six months. Mr. Sisto shall receive a fee of $500 for each half-day of service provided, subject to a maximum of $35,000. Mr. Sisto shall also receive a bonus fee for each qualifying Jeode customer contract signed in his assigned geographic region. A qualifying customer contract is defined as a contract with a value in excess of $500,000 over two years after signing by Insignia and the customer. The agreement is terminable by either party upon ten days written notice and by Insignia for any reason with written notice.

    For information concerning the compensation of Mr. Noling, see "Executive Compensation."

  THE BOARD RECOMMENDS A VOTE FOR THE ELECTION AND RE-ELECTION OF EACH OF THE
                              NOMINATED DIRECTORS

        PROPOSAL NO. 5:  AMENDMENT OF 1995 EMPLOYEE SHARE PURCHASE PLAN

    Shareholders are being asked to approve an amendment to Insignia's 1995 Employee Share Purchase Plan (the "Share Purchase Plan") to increase the number of ordinary shares reserved for issuance thereunder by 375,000 shares, from 525,000 shares to 900,000 shares. The Board believes that the increase in the number of shares reserved for issuance under the Share Purchase Plan is in the best interests of Insignia because of the continuing need to provide equity participation to attract and retain quality employees and remain competitive in the industry. The Share Purchase Plan plays an important role in Insignia's efforts to attract and retain employees of outstanding ability.

    The Board approved the proposed amendment in April 1999, to be effective upon shareholder approval. Below is a summary of the principal provisions of the Share Purchase Plan, assuming shareholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Share Purchase Plan.

SHARE PURCHASE PLAN HISTORY

    The Share Purchase Plan, covering 275,000 shares, was adopted by the Board in February 1995 and approved by the shareholders in March 1995. An amendment increasing the number of shares reserved for issuance under the Share Purchase Plan to 525,000 shares was adopted by the Board in April 1998 and approved by the shareholders in July 1998. The purpose of the Share Purchase Plan is to provide employees of Insignia designated by the Board as eligible to participate ("Participating Employees") with a convenient means to acquire an equity interest in Insignia through payroll deductions and to provide an incentive for continued employment.

    As of December 31, 1998, approximately 98 persons were eligible to participate in the Share Purchase Plan, 338,385 shares had been issued pursuant to the Share Purchase Plan and 186,615 shares were available for future issuance under the Share Purchase Plan. Since inception of the Share Purchase Plan, three executive officers of Insignia, George Buchan, Richard M. Noling, and Stephen M. Ambler purchased 18,717, 17,052, and 883 shares, respectively, pursuant to the Share Purchase Plan. Over the term of the Share Purchase Plan through December 31, 1998, all employees as a group, other than executive officers, have purchased an aggregate of 301,733 shares under the Share Purchase Plan. The closing price of Insignia's ADSs on the Nasdaq National Market on April 23, 1999 was $6.6875 per share.


SHARES SUBJECT TO PURCHASE

    The shares subject to purchase under the Share Purchase Plan consist of 900,000 ordinary shares. This number of shares is subject to proportional adjustment to reflect consolidation or subdivision of ordinary shares and other similar events.

ADMINISTRATION

    The Share Purchase Plan is administered by the Compensation Committee of the Board. The interpretation or construction by the Compensation Committee of any provisions of the Share Purchase Plan or of any right granted under it is final and binding on all Participating Employees.

ELIGIBILITY

    All employees of Insignia, or any parent or subsidiary of Insignia, are eligible to participate in an Offering Period (as defined below) under the Share Purchase Plan except the following: (a) employees who are not employed by Insignia, or any parent or subsidiary, on the 15th day of the month before the beginning of an Offering Period; (b) employees who are customarily employed for less than 20 hours per week; (c) employees who are customarily employed for less than five months in a calendar year; or (d) employees who, together with any other person whose shares would be attributed to such employee pursuant to
Section 424(b) of the Internal Revenue Code of 1986, as amended (the "Code"), own shares or hold options to subscribe for shares or who, as a result of participation in the Share Purchase Plan, would own shares or hold options to subscribe for shares possessing 5% or more of the total combined voting power or value of all classes of shares of Insignia.

    Participating Employees participate in the Share Purchase Plan through payroll deductions. A Participating Employee sets the rate of such payroll deductions, which may not be less than 2% nor more than 10% of the Participating Employee's W-2 compensation (in the case of employees in the United States). Compensation for this purpose includes, but is not limited to, base salary, wages, commissions, overtime, shift premiums (or the substantial equivalent thereof for employees outside of the United States), bonuses and draws, unreduced by the amount by which the Participating Employee's salary is reduced pursuant to Sections 125 or 401(k) of the Code, not to exceed $25,000 per year or such lower limit as set by the Compensation Committee.

    Each offering under the Share Purchase Plan is for a period of six months (the "Offering Period"). The Offering Periods commence on February 1 and August 1 of each year and end on July 31 and January 31, respectively, of each year. The first day of each Offering Period is the "Offering Date" for such Offering Period. A Participating Employee cannot participate simultaneously in more than one Offering Period. The Board has the power to determine the dates of Offering Periods or change the duration of Offering Periods without shareholder approval.

    Participating Employees may elect to participate in any Offering Period by enrolling as provided under the terms of the Share Purchase Plan. Once enrolled, a Participating Employee will automatically participate in each succeeding Offering Period unless the Participating Employee withdraws from the Offering Period or the Share Purchase Plan is terminated. After the rate of payroll deductions for an Offering Period has been set by a Participating Employee, that rate continues to be effective for the remainder of the Offering Period (and for all subsequent Offering Periods in which the Participating Employee is automatically enrolled) unless otherwise changed by the Participating Employee. The Participating Employee may increase or lower the rate of payroll deductions for any subsequent Offering

Period, but may only lower the rate of payroll deductions for an ongoing Offering Period. Not more than one change may be made during a single Offering Period.

PURCHASE PRICE

    The purchase price per share at which an Ordinary Share may be acquired in any Offering Period under the Share Purchase Plan is 85% of the lesser of (a) the fair market value of a share on the Offering Date or (b) the fair market value of a share on the last day of the Offering Period. The fair market value of a share is the closing price of Insignia's ADSs on the Nasdaq National Market on the date of determination.

PURCHASE OF SHARES UNDER THE SHARE PURCHASE PLAN

    The number of whole shares a Participating Employee will be able to purchase in any Offering Period is determined by dividing the total amount withheld from the Participating Employee during the Offering Period pursuant to the Share Purchase Plan by the purchase price for each share determined as described above. The purchase takes place automatically on the last day of the Offering Period. Unless otherwise determined by the Board, no more than 200% of the number of shares determined by using 85% of the fair market value of a share on the Offering Date as the denominator may be purchased by an employee participating in the Share Purchase Plan on the last day of any Offering Period. At any time prior to 30 days before the commencement of an Offering Period, the Board may set a lower maximum number of shares which may be purchased by any Participating Employee on the last day of an Offering Period.

WITHDRAWAL

    A Participating Employee may withdraw from any Offering Period, provided such withdrawal is made at least 15 days before the end of the Offering Period. No further payroll deductions for the purchase of shares will be made for the succeeding Offering Period unless the Participating Employee enrolls in the new Offering Period in the same manner as for initial participation in the Share Purchase Plan.

AMENDMENT OF THE SHARE PURCHASE PLAN

    The Board may at any time amend, terminate or extend the term of the Share Purchase Plan, except that any such termination cannot affect the terms of shares previously granted under the Share Purchase Plan, nor may any amendment make any change in the terms of shares previously granted which would adversely affect the right of any participant, nor may any amendment be made without shareholder approval if such amendment would: (a) increase the number of shares that may be issued under the Share Purchase Plan; (b) change the designation of the employees (or class of employees) eligible for participation in the Share Purchase Plan; or (c) constitute an amendment for which shareholder approval is required to comply with any applicable securities laws.

TERM OF THE SHARE PURCHASE PLAN

    The Share Purchase Plan will continue until the earlier to occur of: (a) termination of the Share Purchase Plan by the Board; (b) the issuance of all the shares reserved for issuance under the Share Purchase Plan; or (c) February 2005, ten years after the date the Board adopted the Share Purchase Plan.

UNITED STATES FEDERAL INCOME TAX INFORMATION

    The following is a general summary as of the date of this proxy statement of the United States federal income tax consequences to Insignia and Participating Employees. The federal tax laws may change and the federal, state and local tax consequences for any Participating Employee will depend upon his or her individual circumstances. Each Participating Employee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Share Purchase Plan. The following discussion does not purport to describe income tax consequences or tax consequences for Participating Employees in countries other than the United States.

    The Share Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

    Tax TREATMENT OF THE PARTICIPATING EMPLOYEE. Participating Employees will not recognize income for federal income tax purposes either upon enrollment in the Share Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a Participating Employee sells the shares, disposes of the shares by gift or dies.

    If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Offering Period, or if the Participating Employee dies while owning the shares, the Participating Employee realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Offering Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of the shares is treated as capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the Participating Employee has a capital loss for the difference between the sale price and the purchase price.

    If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the Participating Employee realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (currently not subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of the sale and the aggregate fair market value of the shares at the date of purchase is a capital gain or loss. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain is taxed at a maximum rate of 20%. To receive long-term capital gain treatment, the shares must be held for more than one year. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

    TAX TREATMENT OF INSIGNIA. Insignia will be entitled to a deduction in connection with the disposition of shares acquired under the Share Purchase Plan only to the extent that the Participating Employee recognizes ordinary income on a disqualifying disposition of the shares. Insignia will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary. In order to enable Insignia to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, Participating Employees will be required to notify Insignia in writing of the date and terms of any disposition of shares purchased under the Share Purchase Plan.

UNITED KINGDOM INCOME TAX INFORMATION

    The following is a general summary as of the date of this proxy statement of the United Kingdom income tax consequences for Participating Employees who are resident or are ordinarily resident in the United Kingdom and who ordinarily perform all or part of the duties of their employment in the United Kingdom. Because the tax laws may change and because income tax consequences may vary depending upon the particular circumstances of each Participating Employee, each Participating Employee should consult his or her own tax advisor regarding the income tax consequences of participation in the Share Purchase Plan. The following discussion does not purport to describe income tax consequences or tax consequences for Participating Employees in countries other than the United Kingdom.

    Participating Employees are liable to be assessed to income tax on the difference between the fair market value of the shares at the time they acquire the shares and the actual discounted purchase price paid for the shares. This income tax due will be collected under the PAYE system. Upon resale of the shares acquired pursuant to the Share Purchase Plan, Participating Employees may be liable to pay capital gains tax on the difference between the market value of the shares on the date they are acquired and the price at which the Participating Employee disposed of such shares. However, if a Participating Employee disposes of the shares by way of gift or a sale for less than their market value to a "connected person" being the Participating Employee's spouse, a relative of the Participating Employee or the Participating Employee's spouse or the spouse of any such relative, then for the purposes of assessing capital gains tax liability, the Participating Employee will be deemed to have disposed of the shares at the market value on the date of disposal.

    For Offering Periods commencing prior to April 5, 1999, a Participating Employee will also be liable to pay employee national insurance contributions on all or part of the amount of the discount of the purchase price to market value of the shares on the Offering Date if the Participating Employee's earnings have not reached the maximum employee national insurance contributions' threshold. For Offering Periods commencing after April 5, 1999, a Participating Employee will be liable to pay employee national insurance contributions on all or part of the gain such Participating Employee receives at the time the shares are acquired, if the Participating Employee's earnings have not reached the maximum employee national insurance contributions' threshold.

ERISA

    The Share Purchase Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

NEW PLAN BENEFITS

    The amounts of future share purchases under the Share Purchase Plan are not determinable because, under the terms of the Share Purchase Plan, purchases are based upon elections made by Participating Employees. Future purchase prices are not determinable because they are based upon the fair market value of Insignia's ordinary shares.

                THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT OF
                            THE SHARE PURCHASE PLAN

PROPOSALS 6 AND 7:  AMENDMENT OF THE U.K. EMPLOYEE SHARE OPTION SCHEME 1996 AND
              1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES

    Shareholders are being asked to approve amendments to the 1995 Stock Option Plan for U.S. Employees (the "1995 Plan") and the U.K. Employee Share Option Scheme 1996 (the "1996 Scheme") to increase the number of ordinary shares reserved for issuance thereunder by 750,000 shares, from 3,922,071 shares to 4,672,071 shares. The Board believes that the increase in the number of shares reserved for issuance under these option plans is in the best interests of Insignia because of the continuing need to provide share options to attract and retain quality employees and remain competitive in the industry. The Board believes that the granting of share options plays an important role in Insignia's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which options may be granted will provide Insignia with adequate flexibility to ensure that Insignia can continue to aim for those goals and facilitate Insignia's expansion of its employee base.

    Insignia initially reserved an aggregate of 3,372,071 Ordinary Shares for issuance under all of Insignia's employee share option plans. An increase in the number of shares reserved for issuance under the share option plans to 3,922,071 was adopted by the Board in April 1997 and approved by the shareholders in May 1997. Any shares that would have been issuable upon exercise of options granted pursuant to any of Insignia's employee share option plans that expire or become unexercisable for any reason without having been exercised in full will become available for grant under the 1995 Plan or the 1996 Scheme (collectively, the "Option Plans"). As of December 31, 1998, approximately 98 persons were eligible to receive options under the Option Plans. At that date, under the Option Plans, 1,196,927 shares had been issued upon exercise of options, 2,272,133 shares were subject to outstanding options and 453,011 shares were available for future option grants, after taking into account any shares issuable upon exercise of options under any of Insignia's employee share option plans that have expired or become unexercisable without having been exercised in full and that have become available for future option grants under the Option Plans. The closing price of Insignia's ADSs on the Nasdaq National Market on April 23, 1999 was $6.6875 per share.


    The Board approved the proposed amendment in April 1999, to be effective upon shareholder approval. Below is a summary of the principal provisions of the Option Plans, assuming shareholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Option Plans.

                     U.K. EMPLOYEE SHARE OPTION SCHEME 1996

1996 SCHEME HISTORY

    The 1996 Scheme was adopted by the Board in March 1996 and approved by the shareholders in April 1996. The purpose of the 1996 Scheme is to attract, retain and provide equity incentives to selected persons to promote the financial success of Insignia through awards of share options.

    From inception of the 1996 Scheme in April 1996 to December 31, 1998, options to subscribe for an aggregate of 348,625 shares were granted under the 1996 Scheme. None of these options were granted to executive officers, directors, nominees for election as a director or associates of any of such executive officers, directors or nominees.

SHARES SUBJECT TO THE 1996 SCHEME

    If any option granted pursuant to the 1996 Scheme expires or is surrendered for any reason without being exercised in whole or in part, the shares released from such option will again become available for grant under the 1996 Scheme or the 1995 Plan. In addition, any shares issuable upon exercise of options granted pursuant to previous Insignia employee option plans or the 1995 Plan that expire or become unexercisable for any reason without having been exercised in full also will become available for grant under the 1996 Scheme.

ELIGIBILITY

    Options may be granted under the 1996 Scheme to employees, including officers and directors who are also employees, of Insignia, or any parent or subsidiary of Insignia. Insignia generally grants options under the 1996 Scheme to employees who are resident or are ordinarily resident outside of the United States and who ordinarily perform all or part of the duties of their employment outside of the United States. As of December 31, 1998, approximately 58 persons were eligible to receive options under the 1996 Scheme, no shares had been issued upon exercise of options and options to purchase 199,750 shares were outstanding under the 1996 Scheme.

ADMINISTRATION

    The 1996 Scheme is administered by the Compensation Committee the members of which are appointed by the Board. The Compensation Committee currently consists of Albert E. Sisto and Vincent S. Pino, both of whom are "non-employee directors" as that term is defined in Rule 16b-3 promulgated under the Exchange Act and "outside directors" as that term is defined pursuant to Section 162(m) of the Code.

    Subject to the terms of the 1996 Scheme, the Compensation Committee determines the persons who are to receive options, the number of shares subject to each such option and the terms and conditions of each such option. The Compensation Committee has the authority to construe and interpret any of the provisions of the 1996 Scheme or any options granted thereunder. Nicholas, Viscount Bearsted, Insignia's Chairman, and Richard M. Noling, Insignia's President and Chief Executive Officer, constitute a committee that is authorized to make grants of options to non-officer employees pursuant to guidelines established by the Board.

SHARE OPTIONS

    Options granted under the 1996 Scheme have a maximum term of ten years after the date of grant. The exercise price of an option granted under the 1996 Scheme may not be less than the higher of the market value (as defined in the 1996 Scheme) of an Ordinary Share on the trading day immediately preceding the date of grant and its nominal value. The exercise price of options granted under the 1996 Scheme may be paid: (1) in cash (by check); or where permitted by law and approved by the Committee (2) by waiver of compensation due to or accrued by the optionee for services rendered; (3) by a "same-day sale" commitment from the optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer"); (4) by a "margin" commitment from the optionee and an NASD Dealer; or (5) by any combination of the foregoing.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

    In the event of a change of control of Insignia or the sale of substantially all the assets of Insignia, the successor corporation may assume or substitute equivalent options in exchange for those granted under the 1996 Scheme or provide substantially similar consideration to optionees under the 1996 Scheme as is offered to shareholders of Insignia. In the event that the successor corporation, if any, does not assume or substitute the options or offer substantially similar consideration, the options will expire on such transaction at the time and upon the conditions as specified in the 1996 Scheme or as the Compensation Committee determines.

AMENDMENT OF THE 1996 SCHEME

    The Board may at any time terminate or amend the 1996 Scheme, including amendment of any form of option or instrument to be executed pursuant to the 1996 Scheme. However, the Board may not amend the 1996 Scheme in any manner that requires shareholder approval pursuant to the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder without such approval.

TERM OF THE 1996 SCHEME

    The 1996 Scheme will terminate in April 2006, ten years from the date the 1996 Scheme was adopted by Insignia in general meeting. Such termination will not affect the options outstanding at that time.

UNITED KINGDOM INCOME TAX INFORMATION

    The following is a general summary as of the date of this proxy statement of the United Kingdom income tax consequences for employees participating in the 1996 Scheme who are resident or are ordinarily resident in the United Kingdom and who ordinarily perform all or part of the duties of their employment in the United Kingdom. Because the tax laws may change and because income tax consequences may vary depending upon the particular circumstances of each participant, each participant should consult his or her own tax advisor regarding the income tax consequences of participation in the 1996 scheme. The following discussion does not purport to describe income tax consequences or tax consequences for participants in countries other than the United Kingdom.

    A participant in the 1996 Scheme will be liable to be assessed to income tax on the difference between the exercise price of the shares subject to such participant's option and the market value of the shares at the date of exercise of the option. If the option is granted on or after November 27, 1996 the income tax due will be collected under the "pay as you earn system."

    If a participant exercises an option granted after April 5, 1999, the participant will be required to pay employee national insurance contributions on all or part of the gain received at the time of exercise if the participant's earnings have not reached the maximum employee national insurance contributions' threshold.

    Capital gains tax may be payable on the eventual disposal of the shares which the optionee acquires upon exercise of an option. The liability to capital gains tax will usually be based on the difference between the market value of the shares at the date of exercise of the option and the price at which the shares are sold. However, if the shares are given away or sold for less than their market value to a "connected person" being a spouse or a relative of the seller or the seller's spouse or the spouse of any such relative then, for the purposes of assessing the capital gains tax liability, the seller will be deemed to have disposed of the shares at their market value on the date of disposal.

ERISA

    The 1996 Scheme is not subject to any of the provisions of ERISA.

NEW PLAN BENEFITS

    The amounts of future option grants under the 1996 Scheme are not determinable because, under the terms of the 1996 Scheme, such grants are made in the discretion of the Compensation Committee. Future option exercise prices are not determinable because they are based upon the fair market value of Insignia's ADSs on the date of grant.

              1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES

1995 PLAN HISTORY

    The 1995 Plan was adopted by the Board in February 1995 and approved by the shareholders in March 1995. The purpose of the 1995 Plan is to attract, retain and provide equity incentives to selected persons to promote the financial success of Insignia through awards of share options.

    From its inception in November 1995 to December 31, 1998, options to purchase an aggregate of 2,917,400 shares were granted under the 1995 Plan. Of these, options were granted to the Named Officers, as follows: Richard M. Noling, President and Chief Executive Officer, 520,000 shares; Stephen M. Ambler, Chief Financial Officer, Company Secretary and Senior Vice President, 108,750 shares; George Buchan, Senior Vice President of Engineering and UK General Manager, 75,000 shares; Ronald C. Workman, Senior Vice President of Marketing, 100,000 shares; David B. Winterburn, former Senior Vice President of Business Development and Chief Technology Officer, 130,000 shares; and Joseph A. Taglia, former Senior Vice President of Sales and Marketing, 110,000 shares. During the same period, Insignia's current executive officers as a group (4 persons) had been granted options to purchase a total of 803,750 shares and the current directors or nominees for election as a director who are not executive officers as a group (3 persons) had been granted options to purchase a total of 105,000 shares. No options were granted during the period under the 1995 Plan to any associate of any executive officer or director of Insignia, and no other person received 5% or more of such options.

SHARES SUBJECT TO THE 1995 PLAN

    If any option granted pursuant to the 1995 Plan expires or terminates for any reason without being exercised in whole or in part, the shares released from such option will again become available for grant under the 1995 Plan or the 1996 Scheme. In addition, any shares issuable upon exercise of options granted pursuant to previous Insignia employee option plans or the 1996 Scheme that expire or become unexercisable for any reason without having been exercised in full also will become available for grant under the 1995 Plan.

ELIGIBILITY

    Options may be granted under the 1995 Plan to employees, officers, directors, consultants and advisors of Insignia, or any parent, subsidiary or affiliate of Insignia. The aggregate maximum number of shares that may be issued to any one optionee under the 1995 Plan in any one year is 500,000 shares. As of December 31, 1998, approximately 40 persons were eligible to receive options under the 1995 Plan, 1,688 shares had been issued upon exercise of options and 1,619,777 shares were subject to outstanding options.

ADMINISTRATION

    The 1995 Plan is administered by the Compensation Committee. Subject to the terms of the 1995 Plan, the Compensation Committee determines the persons who are to receive options, the number of shares subject to each such option and the terms and conditions of each such option. The Compensation Committee has the authority to construe and interpret any of the provisions of the 1995 Plan or any options granted thereunder. Nicholas, Viscount Bearsted, Insignia's Chairman and Mr. Noling, Insignia's President and Chief Executive Officer, constitute a committee that is authorized to make grants of options to non-officer employees pursuant to guidelines established by the Board.

SHARE OPTIONS

    Options granted under the 1995 Plan may be incentive stock options ("ISOs") within the meaning of Section 422 of the Code or nonqualified stock options ("NQSOs"). Only employees of Insignia, or of a parent or subsidiary of Insignia, may be granted ISOs. Options under the 1995 Plan have a maximum term of 10 years after the date of grant, except that the term of an option granted to a person holding more than 10% of the total combined voting power of all classes of stock of Insignia, or any parent or subsidiary of Insignia, is limited to five years.

    The exercise price of an option granted under the 1995 Plan may not be less than the fair market value (as defined in the 1995 Plan) of an Ordinary Share on the date of grant, except that the exercise price of an ISO granted to a person holding more than 10% of the total combined voting power of all classes of stock of Insignia, or any parent or subsidiary of Insignia, must be not less than 110% of such fair market value.

    The exercise price of options granted under the 1995 Plan, plus any applicable income tax withholding, may be paid: (1) in cash (by check); or where permitted by law and approved by the Committee, in its sole discretion, at the time of grant (2) by waiver of compensation due to or accrued by the optionee for services rendered; (3) by a "same-day sale" commitment from the optionee and an NASD Dealer; (4) by a "margin" commitment from the optionee and an NASD Dealer; or (5) by any combination of the foregoing.

MERGERS, CONSOLIDATIONS, CHANGE OF CONTROL

    In the event of a merger, consolidation, dissolution or liquidation of Insignia, the sale of substantially all the assets of Insignia or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent options in exchange for those granted under the 1995 Plan or provide substantially similar consideration, shares or other property subject to repurchase restrictions no less favorable to optionees under the 1995 Plan. In the event that the successor corporation, if any, does not assume or substitute the options, the options will expire on such transaction at the time and upon the conditions as the Committee determines.

AMENDMENT OF THE 1995 PLAN

    The Board may at any time terminate or amend the 1995 Plan, including amendment of any form of option agreement, exercise agreement or instrument to be executed pursuant to the 1995 Plan. However, the Board may not amend the 1995 Plan in any manner that requires shareholder approval pursuant to the Code or the regulations promulgated thereunder, the Exchange Act or Rule 16b-3 (or its successor) promulgated thereunder without such approval.

TERM OF THE 1995 PLAN

    The 1995 Plan will terminate in February 2005, ten years from the date the 1995 Plan was adopted by the Board.

UNITED STATES FEDERAL INCOME TAX INFORMATION

    The following is a general summary as of the date of this proxy statement of the federal income tax consequences to Insignia and optionees associated with options granted under the 1995 Plan. The federal tax laws may change and the federal, state and local tax consequences for any optionee will depend upon his or her individual circumstances. Each optionee is encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 1995 Plan.

    INCENTIVE STOCK OPTIONS. The optionee will not recognize income upon grant of an ISO and will not incur tax on its exercise (unless the optionee is subject to the alternative minimum tax described below). If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for one year after the date the option was exercised and for two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

    If the optionee disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), then the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the optionee.

    ALTERNATIVE MINIMUM TAX. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the alternative minimum tax (the "AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

    NONQUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the optionee's exercise price. The included amount will be treated as ordinary income by the optionee and may be subject to income tax and FICA withholding by Insignia (either by payment in cash or withholding out of the optionee's salary). Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss.

    TAX TREATMENT OF INSIGNIA. Insignia will be entitled to a deduction in connection with the exercise of an NQSO by a domestic employee or director to the extent that the optionee recognizes ordinary income. Insignia will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

ERISA

    The 1995 Plan is not subject to any of the provisions of ERISA.

NEW PLAN BENEFITS

    The amounts of future option grants under the 1995 Plan are not determinable because, under the terms of the 1995 Plan, such grants are made in the discretion of the Compensation Committee. Future option exercise prices are not determinable because they are based upon the fair market value of Insignia's ADSs on the date of grant.

              THE BOARD RECOMMENDS A VOTE FOR RESOLUTIONS 6 AND 7

                  PROPOSALS 8 AND 9:  ALLOTMENT OF SECURITIES

    Section 80 of the Act prohibits a company from allotting securities without the authority of the shareholders of the company in general meeting. This is supplemented by Section 89 of the Act, which requires (subject to specified exceptions) that a company may not allot new securities unless it has first offered them to existing shareholders.

    The directors are authorized to allot shares up to an aggregate nominal value of L4,362,417 pursuant to an ordinary resolution passed by Insignia on April 19, 1996 and expiring five years from that date, and to do so without first offering the shares to existing shareholders.

    It is now proposed to cancel these authorities, to the extent that they have not already been relied upon and, by the passing of Resolution 8 as an Ordinary Resolution, to authorize the directors for a period of five years to allot relevant securities having an aggregate nominal value of up to L2,930,913.20.

    Resolution 9, if passed as a Special Resolution, will authorize the directors, for a period of five years, to allot equity securities under the authority conferred by Resolution 8 without first offering them to the shareholders.

    Insignia believes that it will require additional financing in 1999. To date, Insignia has made no commitments nor agreed to any arrangements to obtain additional financing, but is currently considering various financing alternatives. The resolutions adopted by the shareholders in 1996 authorize the Board to allot shares, but do not authorize other securities, such as convertible promissory notes or warrants to purchase shares. Resolutions 8 and 9 authorize the Board to allot shares, as well as other types of securities and options or warrants to purchase securities. The Board believes that this authority will provide Insignia with the flexibility necessary to obtain additional financing. There can be no assurance that Insignia will be able to obtain additional financing when needed, on acceptable terms, or at all. The failure to raise additional funds on a timely basis and on sufficiently favourable terms could have a material adverse effect on the business, operating results and financial condition of Insignia.

               THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 8 AND 9

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information, as of March 8, 1999, with respect to the beneficial ownership of Insignia's ordinary shares by (i) each shareholder known by Insignia to be the beneficial owner of more than 5% of Insignia's ordinary shares, (ii) each director and nominee, (iii) each Named Officer (as defined below) and (iv) all directors and executive officers as a group.

                                                                            AMOUNT AND NATURE OF
                                                                                 BENEFICIAL          PERCENT OF
NAME OF BENEFICIAL OWNER                                                        OWNERSHIP(1)            CLASS
-------------------------------------------------------------------------  ----------------------  ---------------
RIT Capital Partners plc(2)..............................................          2,032,897              16.0%
Technology Venture Investors IV(3).......................................          1,438,808              11.3%
Nicholas, Viscount Bearsted(4)...........................................            790,904               6.1%
Robert H. Siteman and Barbara L. Siteman(5)..............................            641,500               5.0%
Richard M. Noling(6).....................................................            357,333               2.7%
George Buchan(7).........................................................            153,537               1.2%
Stephen M. Ambler(8).....................................................             47,354              *
Vincent S. Pino(9).......................................................             23,000              *
Albert E. Sisto(10)......................................................             16,666              *
Ronald C. Workman(11)....................................................              2,083              *
David B. Winterburn(12)..................................................              1,250              *
Joseph A. Taglia(13).....................................................                 --              *
All current directors and executive officers as a group (8
  persons)(14)...........................................................          1,392,128              10.4%

------------------------

*   Less than 1%

(1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options that are currently exercisable or exercisable within 60 days of March 8, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such option for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) The address of RIT Capital Partners plc is 27 St. James's Place, London SW1A 1NR, United Kingdom.

(3) Represents 1,278,376 shares held by Technology Venture Investors-4, L.P. ("TVI"), 149,416 shares held by TVI Partners-4, L.P. and 11,016 shares held by TVI Affiliates-4, L.P. The address of TVI is 2480 Sand Hill Road, Suite 101, Menlo Park, California 94025.

(4) Includes 153,958 shares subject to options that were exercisable within 60 days of March 8, 1999. Nicholas, Viscount Bearsted is Chairman of the Board of Insignia. His address is 9 Acacia Road, London, NW8 6AB, United Kingdom.


(5) Mr. and Mrs. Siteman's principal address is 1657 Wicklow Court, Westlake Village, California.


(6) Includes 325,313 shares subject to options that were exercisable within 60 days of March 8, 1999. Mr. Noling is the President and Chief Executive Officer and a director of Insignia.

(7) Includes 121,875 shares subject to options that were exercisable within 60 days of March 8, 1999. Mr. Buchan is Senior Vice President of Engineering and UK General Manager of Insignia.

(8) Represents shares subject to options that were exercisable within 60 days of March 8, 1999. Mr. Ambler is Chief Financial Officer, Company Secretary and a Senior Vice President of Insignia.

(9) Mr. Pino is a director of Insignia.

(10) Represents shares subject to options that were exercisable within 60 days of March 8, 1999. Mr. Sisto is a director of Insignia.

(11) Represents shares subject to options that were exercisable within 60 days of March 8, 1999. Mr. Workman is Senior Vice President of Marketing of Insignia.

(12) Represents shares subject to options that were exercisable within 60 days of March 8, 1999. Mr. Winterburn served as Senior Vice President of Business Development and Chief Technology Officer of Insignia from August 1998 to March 1999.

(13) Mr. Taglia served as Senior Vice President of Sales and Marketing from October 1997 to June 1998.

(14) Includes the shares indicated as included in footnotes (4) and (6) through
    (11).

                             EXECUTIVE COMPENSATION

    The following table sets forth all compensation awarded to or earned or paid for services rendered in all capacities to Insignia and its subsidiaries during each of 1996, 1997 and 1998 by Insignia's Chief Executive Officer and each of Insignia's other executive officers who were serving as executive officers at the end of 1998, as well as Insignia's former Senior Vice President of Sales and Marketing who left Insignia during 1998 (the "Named Officers"). This information includes the dollar values of base salaries and bonus awards, the number of shares subject to options granted and certain other compensation, whether paid or deferred.

                           SUMMARY COMPENSATION TABLE

                                                                                           LONG TERM
                                                                                         COMPENSATION
                                                                                            AWARDS
                                                       ANNUAL COMPENSATION               -------------
                                          ---------------------------------------------   SECURITIES
                                                                        OTHER ANNUAL      UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITIONS     YEAR      SALARY($)    BONUS($)(1)    COMPENSATION($)    OPTIONS(#)    COMPENSATION($)(2)
-----------------------------  ---------  -----------  -------------  -----------------  -------------  -------------------
Richard M. Noling(3) ........       1998   $ 217,875     $  75,171      $      --             20,000         $   1,080
  President and Chief               1997     203,947        93,184             --            415,000               360
  Executive Officer                 1996     128,792         9,800             --             85,000               405

Stephen M. Ambler(4) ........       1998     145,250        40,345             --             20,000                --
  Chief Financial Officer,          1997     122,556         8,889         19,777(5)          88,750             4,338
  Company Secretary and             1996      84,072            --          8,932(6)           3,750             4,203
  Senior Vice President

George Buchan ...............       1998     167,000        54,827         22,044(7)          20,000            16,700
  Senior Vice President of          1997     158,650        51,671         20,265(7)          55,000            15,865
  Engineering and UK General        1996     141,300        13,168         12,740(7)              --            14,130
  Manager

Ronald C. Workman(8) ........       1998      82,500        22,442             --            100,000               405
  Senior Vice President of
  Marketing

David B. Winterburn(9) ......       1998      59,006        25,734         57,000(10)        130,000               135
  Former Senior Vice
  President of Business
  Development and Chief
  Technology Officer

Joseph A. Taglia(11) ........       1998     103,125        28,833         60,072(12)         10,000               495
  Former Senior Vice                1997     108,811        26,747             --            100,000               292
  President of Sales and
  Marketing

------------------------------

(1) Bonuses paid to the executive officers (other than the Chief Executive Officer) are based on a target bonus set for each officer each quarter, adjusted by Insignia's operating results over plan and the executive officer's performance against quarterly qualitative goals. The Chief Executive Officer's bonus is at the discretion of the Compensation Committee of the Board.

(2) Represents Insignia's contribution to defined contribution employee benefit plans.

(3) Mr. Noling joined Insignia in April 1996 as Senior Vice President of Finance and Operations, Chief Financial Officer and Company Secretary. He was appointed President and Chief Executive Officer of Insignia in March 1997.

(4) Mr. Ambler joined Insignia in April 1994 as Director of Finance and Administration, Europe. He was appointed Chief Financial Officer, Company Secretary and Vice President in October 1997. He became a Senior Vice President in January 1999.

(5) Of this sum, $8,411 represents the incremental cost to Insignia of the use of a company car and $11,666 represents a bonus for relocation to Insignia's United States facility.

(6) Represents the incremental cost to Insignia of the use of a company car.

(7) Represents the payment of a company car allowance.

(8) Mr. Workman joined Insignia in July 1998.

(9) Mr. Winterburn joined Insignia in August 1998. He served as Senior Vice President of Business Development and Chief Technology Officer until March 1999. Mr. Winterburn provided consultancy services to Insignia between June 1998 and August 1998.

(10) $15,000 of this sum represents a relocation reimbursement, and $42,000 represents amounts paid for consulting services provided immediately prior to joining Insignia.

(11) Mr. Taglia joined Insignia in May 1997 as Senior Vice President and General Manager of the SoftWindows Business Group. He was appointed Senior Vice President of Sales and Marketing in October 1997, and left the employment of Insignia in June 1998.

(12) Represents a payment upon severance of employment.

    The following table sets forth further information regarding individual grants of rights to purchase ordinary shares during 1998 to each of the Named Officers. In accordance with the rules of the Securities and Exchange Commission (the "SEC"), the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compounded share price appreciation of 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises depend upon the future performance of the ordinary shares and ADSs. There can be no assurance that the potential realizable values shown in this table will be achieved.

                             OPTION GRANTS IN 1998

                                                                                                    POTENTIAL REALIZABLE
                                                                                                      VALUE AT ASSUMED
                                                                                                      ANNUAL RATES OF
                                     NUMBER OF                                                          SHARE PRICE
                                     SECURITIES     PERCENT OF TOTAL                                  APPRECIATION FOR
                                     UNDERLYING      OPTIONS GRANTED                                   OPTION TERM(1)
                                  OPTIONS GRANTED    TO EMPLOYEES IN   EXERCISE PRICE   EXPIRATION  --------------------
NAME                                    (#)               1998             ($/SH)          DATE       5%($)     10%($)
--------------------------------  ----------------  -----------------  ---------------  ----------  ---------  ---------

Richard M. Noling...............      10,000(2)              0.1%         $   1.625      04/28/08   $  10,219  $  25,898
                                      10,000(2)              0.1%             0.688      10/19/08       4,327     10,965

Stephen M. Ambler...............      10,000(2)              0.1%             1.625      04/28/08      10,219     25,898
                                      10,000(2)              0.1%             0.688      10/19/08       4,327     10,965

George Buchan...................      10,000(2)              0.1%             1.625      04/28/08      10,219     25,898
                                      10,000(2)              0.1%             0.688      10/19/08       4,327     10,965

Ronald C. Workman...............      90,000(3)              0.9%             1.000      07/06/08      56,600    143,436
                                      10,000(2)              0.1%             0.688      10/19/08       4,327     10,965

David B. Winterburn.............     120,000(3)              1.2%             1.000      07/06/08      75,467    191,249
                                      10,000(2)              0.1%             0.688      10/19/08       4,327     10,965

Joseph A. Taglia................      10,000(2)(4)           0.1%             1.625      04/28/08      10,219     25,898

------------------------------

(1) The 5% and 10% assumed annual compound rates of share price appreciation are mandated by rules of the SEC and do not represent Insignia's estimate or projection of future ordinary share or ADS prices.

(2) These incentive options were granted pursuant to Insignia's 1995 Incentive Stock Option Plan for U.S. Employees. These options vest and become exercisable at the rate of 2.0833% of the shares for each full month that the optionee renders service to Insignia. The option exercise price is equal to the fair market value of Insignia's ordinary shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment. 25% of the options granted will be subject to accelerated vesting upon termination or constructive termination following a change of control of Insignia.

(3) These incentive options were granted pursuant to Insignia's 1995 Incentive Stock Option Plan for U.S. Employees. These options vest and become exercisable as to 25% of the shares on the first anniversary of the date of grant and thereafter at the rate of 2.0833% of the shares for each full month that the optionee renders services to Insignia. The option exercise price is equal to the fair market value of Insignia's ordinary shares on the date of grant and the options expire ten years from the date of grant, subject to earlier termination upon termination of employment. 25% of the options granted will be subject to accelerated vesting upon termination or constructive termination following a change of control of Insignia.

(4) These options lapsed on September 28, 1998.

    The following table sets forth certain information concerning the exercise of options by each of the Named Officers during 1998, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable rights to acquire shares as of December 31, 1998. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding rights to acquire shares and $2.00 per share, which was the closing price of the ADSs as reported on the Nasdaq National Market on December 31, 1998.

                    AGGREGATED OPTION EXERCISES IN 1998 AND
                             YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                                                VALUE       OPTIONS AT YEAR-END (#)        AT YEAR-END($)(2)
                           SHARES ACQUIRED    REALIZED     --------------------------  --------------------------
NAME                       ON EXERCISE (#)     ($)(1)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------  ---------------  -------------  -----------  -------------  -----------  -------------
Richard M. Noling........            --              --       290,000        230,000    $   5,628    $    17,442

Stephen M. Ambler........            --              --        38,198         78,052    $   9,097    $    21,575

George Buchan............            --              --       111,979         50,521    $  45,160    $    15,698

Ronald C. Workman........            --              --           417         99,583    $     547    $   102,573

David B. Winterburn......            --              --           417        129,583    $     547    $   132,573

Joseph A. Taglia.........            --              --            --             --           --             --

------------------------

(1) "Value Realized" represents the fair market value of the shares underlying the options on the date of exercise less the aggregate exercise price of the options.

(2) For purposes of the table, all amounts in pounds sterling were converted to U.S. dollars using $1.67 per pound sterling, the exchange rate in effect as of December 31, 1998.

                             EMPLOYMENT AGREEMENTS

    Effective March 25, 1997, Mr. Noling entered into an employment agreement with Insignia, which is terminable by either party upon six month's notice and by Insignia for cause at any time. In connection with such agreement, Mr. Noling was granted options to purchase (i) 100,000 ordinary shares at an exercise price of $1.969, such options being 100% vested and immediately exercisable, (ii) 100,000 ordinary shares at an exercise price of $1.969, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant and (iii) 200,000 ordinary shares on the day of the 1997 Annual General Meeting, such options to vest and become exercisable at the rate of 2.0833% of the shares on the first day of each month following the date of grant. The Annual General Meeting was held on May 29, 1997 and the options were granted at an exercise price of $2.375. 100,000 of these options are subject to accelerated vesting and exercisability should Insignia meet certain earnings per share ("EPS") targets as follows: (a) 25,000 options are accelerated should the EPS exceed $0.07 for 2 consecutive quarters, (b) 37,500 options are accelerated should the EPS exceed $0.14 for 2 consecutive quarters and (c) 37,500 options are accelerated should the EPS exceed $0.21 for 2 consecutive quarters, with a maximum of one early vesting event per quarter. These 100,000 options fully vest upon a takeover or merger of Insignia.

    The employment agreement continues through May 31, 2001, and is automatically extended for an additional year at the end of the term unless either party gives notice six months prior to November 30, 2000 to terminate effective upon the expiration of the then current term. In the event of any business combination resulting in a change of control of Insignia or in the event of disposal of a majority of the assets of Insignia, and the termination or constructive termination of Mr. Noling's employment, Mr. Noling shall receive his then current full salary for a period of twelve months following such termination. In addition he shall be entitled to continued vesting and exercisability of his options for a period of twelve months after termination and shall be entitled to participate in Insignia's employee benefits on the same basis as if he were an employee.

    In January 1993, Mr. Buchan entered into an employment agreement with Insignia, which may be terminated by either party upon six months' notice and by Insignia for cause at any time. In the event of any business combination, change in control or disposal of a majority of the assets of Insignia, Mr. Buchan's employment may be terminated with three months' notice, and upon such termination Mr. Buchan will be entitled to a payment equivalent to his current annual salary plus estimated bonus for the year following termination and all his outstanding share options will become exercisable.

    In July 1998, the Company loaned Mr. Winterburn $70,000 to assist in the purchase of a house. The loan is represented by a promissory note, and bears interest at the prime rate. Provided Mr. Winterburn remains an employee of the Company, the Company agreed to forgive 25% of unpaid principal on January 10, 1999 and 25% each January 10 thereafter up to and including January 10, 2002. Mr. Winterburn's employment terminated in March 1999, and the remaining unpaid principal and interest is repayable to the Company within 30 days.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board makes all decisions involving the compensation of executive officers of Insignia. The Compensation Committee consists of Albert E. Sisto and Vincent S. Pino, both of whom are non-employee directors. John R. Johnston served on the Compensation Committee until his resignation as a director in July 1998. Mr. Pino was elected to the Compensation Committee in October 1998. Paul L. Borrill served on the Compensation Committee until he resigned in January 1999, at which time Mr. Sisto was elected to serve on the committee.

    Insignia entered into a consulting agreement with Mr. Sisto, dated December 28, 1998, whereby Mr. Sisto will provide sales consulting, sales training, advice and assistance as Insignia may from time to time request over a term of six months. Mr. Sisto shall receive a fee of $500 for each half-day of service provided, subject to a maximum of $35,000. Mr. Sisto shall also receive a bonus fee for each qualifying Jeode customer contract signed in his assigned geographic region. A qualifying customer contract is defined as a contract with a value in excess of $500,000 over two years after signing by Insignia and the customer. The agreement is terminable by either party upon ten days written notice and by Insignia for any reason with written notice.

                      REPORT OF THE COMPENSATION COMMITTEE

    Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee.

GENERAL COMPENSATION POLICY

    The Compensation Committee acts on behalf of the Board to establish the general compensation policy of Insignia for all employees of Insignia. The Compensation Committee typically reviews base salary levels and target bonuses for the Chief Executive Officer ("CEO") and other executive officers and employees of Insignia at or about the beginning of each fiscal year. The Compensation Committee administers Insignia's incentive and equity plans, including the 1995 Stock Option Plan for U.S. Employees, the U.K. Employee Share Option Scheme 1996 and the 1995 Employee Share Purchase Plan.

    The Compensation Committee's philosophy in compensating executive officers, including the CEO, is to relate compensation directly to corporate performance. Thus, Insignia's compensation policy, which applies to executive officers and other key employees of Insignia, relates a portion of each individual's total compensation to the company objectives and individual objectives set forth at the beginning of the year. Consistent with this policy, a designated portion of the compensation of the executive officers of Insignia is contingent on corporate performance and, in the case of executive officers, is also based on the individual officer's performance as measured against personal objectives. Long-term equity incentives for executive officers are effected through the granting of share options. Options generally have value for the executive only if the price of Insignia's shares increases above the fair market value on the grant date and the executive remains in Insignia's employ for the period required for the shares to vest.

    The base salaries, incentive compensation and option grants of the executive officers are determined in part by the Compensation Committee's informal review of data on prevailing compensation practices in technology companies with whom Insignia competes for executive talent and by its evaluation of such information in connection with Insignia's corporate goals. To this end, the Compensation Committee attempted to compare the compensation of Insignia's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation. In addition to their base salaries, Insignia's executive officers, including the CEO, are each eligible to receive a quarterly cash bonus and option grants.

    In preparing the performance graph for this proxy statement, Insignia used the S&P Computer Software and Services Index as its published line of business index. The compensation practices of most of the companies in such Index were not reviewed by Insignia when the Compensation Committee reviewed the compensation information described above because such companies were determined not to be competitive with Insignia for executive talent.

1998 EXECUTIVE COMPENSATION

    BASE COMPENSATION. The information described above was presented to the Compensation Committee in January 1998. The Compensation Committee reviewed the recommendations and performance and market data outlined above and established a base salary level to be effective January 1, 1998 for each executive officer, including the CEO.

    INCENTIVE COMPENSATION. Cash bonuses are awarded to the extent that an executive officer achieved predetermined individual objectives and Insignia met predetermined objectives set by the Board at the beginning of the year. The CEO's subjective judgment of executives' performance (other than his own) is taken into account in determining whether those objectives have been satisfied.

    SHARE OPTIONS. Share options typically have been granted to executive officers when the executive first joins Insignia, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. the Compensation Committee may, however, grant additional options to executives for other reasons. The number of shares subject to each option granted is within the discretion of the Compensation Committee and is based on anticipated future contribution and ability to impact corporate and/or business unit results, past performance or consistency within the executive's peer group. In addition, in 1998, long-term incentives in the form of option grants were considered appropriate because options generally have value only if the price of Insignia's shares increases above the exercise price and the optionee remains in the employ of Insignia for the time required for the options to vest. The options generally become exercisable over a four-year period and are granted at a price that is equal to the fair market value of the ADSs on the date of grant. In 1998, the Compensation Committee considered these factors, as well as the number of options held by such executive officers as of the date of grant that remained unvested, and determined that additional grants should be made in 1998.

    For 1999, the Compensation Committee will be considering whether to grant future options to executive officers based on the factors described above, with particular attention to Insignia-wide management objectives and the executive officers' success in obtaining specific individual financial and operational objectives established or to be established for 1999, to Insignia's expected results and to the number of options currently held by the executive officers that remain unvested.

    COMPANY PERFORMANCE AND CEO COMPENSATION. For 1998, the Compensation Committee recommended an increase of $15,000 in Mr. Noling's base salary. In addition, the Compensation Committee granted options to purchase 20,000 shares to Mr. Noling. Mr. Noling was responsible for Insignia meeting certain of its objectives in 1998. After careful review of Insignia's performance as measured against its objectives and the criteria set forth above under the discussion of incentive compensation, the Compensation Committee recommended that bonuses in the aggregate amount of $75,171 be paid to Mr. Noling.

    COMPLIANCE WITH SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. For 1999, Insignia intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The 1995 Plan is already in compliance with Section 162(m) by limiting stock awards to named executive officers. Insignia does not expect cash compensation for 1999 to be in excess of $1,000,000 nor, therefore, affected by the requirements of Section 162(m).

                                          COMPENSATION COMMITTEE

                                          Albert E. Sisto
                                          Vincent S. Pino
                                          Paul L. Borrill

                        COMPANY SHARE PRICE PERFORMANCE

    The share price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that Insignia specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.


    The graph below compares the cumulative total shareholder return on the ADSs of Insignia from the effective date of Insignia's Registration Statement with respect to Insignia's initial public offering (November 13, 1995) to December 31, 1998 with the cumulative total return on the Nasdaq Stock Market (U.S. and Foreign) and the S&P Computer Software and Services Index (assuming the investment of $100 in Insignia's ADSs on the date of Insignia's initial public offering and in each of the indexes on October 31, 1995, and reinvestment of all dividends).


                     COMPARISON OF CUMULATIVE TOTAL RETURN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             INSIGNIA SOLUTIONS         NASDAQ STOCK MARKET            S & P COMPUTERS

                               PLC             (U.S. & FOREIGN)        (SOFTWARE & SERVICES)
11/4/95                       $100                         $100                         $100
12/95                          $98                         $102                          $95
12/96                          $35                         $125                         $147
12/97                          $18                         $152                         $205
12/98                          $17                         $210                         $371

                              CERTAIN TRANSACTIONS

    Since January 1, 1998, there has not been, nor is there currently proposed, any transaction or series of transactions to which Insignia or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000 and in which any executive officer, director or holder of more than 5% of Insignia's ordinary shares had or will have a direct or indirect material interest other than (i) normal compensation arrangements, which are described under "Proposals 3 and 4--Election and Re-election of Directors-- Director Compensation" and "Executive Compensation" above and (ii) the transactions described under "Employment Agreements" above.

                             SHAREHOLDER PROPOSALS


    Proposals of shareholders intended to be presented at Insignia's 1999 Annual General Meeting must be received by Insignia at its registered office no later than January 4, 2000 to be included in Insignia's Proxy Statement and form of proxy relating to the meeting. This is without prejudice to shareholders' rights under the Act to propose resolutions that may properly be considered at that meeting.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Insignia's directors and officers, and persons who own more than 10% of Insignia's ordinary shares to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish Insignia with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to Insignia and written representations from the executive officers and directors, Insignia believes that all Section 16(a) filing requirements were met.

                                 OTHER BUSINESS

    The Board does not intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                            ------------------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

                            ------------------------


THE PROXY SHOULD BE RETURNED TO THE OFFICES OF INSIGNIA AT INSIGNIA HOUSE, THE MERCURY CENTRE, WYCOMBE LANE, WOOBURN GREEN, HIGH WYCOMBE, BUCKINGHAMSHIRE, HP10 0HH UNITED KINGDOM, NOT LATER THAN 10:00 A.M. ON TUESDAY MAY 25, 1999, BEING 48 HOURS PRIOR TO THE TIME FIXED FOR THE ANNUAL GENERAL MEETING.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES
                          (REGISTERED NUMBER 1961960)
                         DIRECTORS' REPORT AND ACCOUNTS
                      FOR THE YEAR ENDED 31 DECEMBER 1998

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES
             DIRECTORS' REPORT FOR THE YEAR ENDED 31 DECEMBER 1998


    The directors of Insignia Solutions PLC present herewith their report and the audited accounts of the company and of the group for the year ended 31 December 1998 in accordance with the format prescribed by the UK Companies Act.


PRINCIPAL ACTIVITIES

    The principal activities of the company and group are the design, engineering, development, licensing and maintenance of computer software products which provide cross platform compatibility solutions.

REVIEW OF BUSINESS AND FUTURE DEVELOPMENTS


    During the year the group generated revenues from sales of its packaged software products to end users and from software development and licensing agreements with a number of international US-based concerns. In 1998 the group shipped two principal product lines, SoftWindows and NTRIGUE.



    Total turnover was down 64% on 1997 at $14,096,000 (1997: $38,869,000). As a result of the disposal of the NTRIGUE product line during the year, sales of SoftWindows accounted for 92% of turnover. There was a declining demand for SoftWindows, primarily as a result of the declining market for Apple Macintosh compatible computers and increased competition reducing both prices and margins. A resultant operating loss was recorded of $13,511,000 (1997: loss $12,045,000).



    On 5 February 1998 the company completed the disposal of its NTRIGUE technology to Citrix Systems Inc for $17,687,000, of which $8,750,000 was subject to a holdback in escrow (see note 7). As part of the disposal, the company transferred 45 employees to Citrix, of whom 43 were development engineers. Sales of NTRIGUE were discontinued in May 1998.


    The income from the sale of the NTRIGUE technology was offset by cash outflows from operations, and at 31 December 1998, the group had cash and cash equivalent balances and short term investments of $16,334,000 (1997:
$14,461,000) of which $9,100,000 (1997: Nil) was held in escrow.

    In the light of adverse trading in its subsidiary Insignia Solutions Inc, the Directors have considered it prudent to write down the carrying value of the investments by $2,000,000 in the balance sheet of the company (see note 10).

    In January 1998 the company announced its intention to launch a new product line. This product line, called Jeode, is based on the company's Embedded Virtual Machine (EVM) technology. Jeode is the company's implementation of Sun Microsystem Inc's Java technology developed specifically for embedded systems. The Jeode platform is enabled by the company's EVM and is designed to enable software developers to create reliable, efficient and predictable embedded products. In November 1998, the company delivered Beta versions of the Jeode platform. The product has been available for sale since 16 March 1999 and is expected to be the principal product line in 1999 and for the foreseeable future.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES
       DIRECTORS' REPORT FOR THE YEAR ENDED 31 DECEMBER 1998 (CONTINUED)


REVIEW OF BUSINESS AND FUTURE DEVELOPMENTS (CONTINUED)


    The company continues to face significant risks associated with the successful execution of its new product strategy. These risks include, but are not limited to, continued technology and product development, introduction and market acceptance of new products, changes in the marketplace, liquidity, competition from existing and new competitors and retention of key personnel. Due to the generally longer sales cycles expected to be associated with the Jeode platform, the company does not currently have accurate visibility of future order rates and demand for its products generally.

GOING CONCERN

    The company requires additional funding to meet its current plans. The directors are currently in negotiations with certain parties which, when completed, are anticipated to provide sufficient funds for the group to meet its operating and capital requirement for at least the next twelve months. The directors believe there are alternative sources of finance available should these negotiations not be completed. Accordingly the financial statements have been prepared on a going concern basis and the directors consider it would not be appropriate to reflect the consequences of a failure to raise additional funds on a timely basis and with sufficiently favourable terms in these financial statements.

SHARE CAPITAL

    The company issued 491,000 Ordinary shares on the exercise of share options and 128,103 Ordinary shares through its employee share purchase plan during the year.

DIVIDENDS AND TRANSFERS TO RESERVES


    The directors are unable to recommend payment of a dividend in respect of the year ended 31 December 1998 (1997: Nil). The profit for the year $422,000 (1997: loss of $10,658,000) will be transferred to reserves.


DIRECTORS

    The directors of the company during the year and to the date of this report were:


Viscount Bearsted (Chairman)
P L Borrill                              (Resigned 8 January 1999)
J R Johnston (USA)                       (Resigned 21 July 1998)
R M Noling (USA)
V S Pino (USA)                           (Appointed 20 October 1998)
A E Sisto (USA)

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES
       DIRECTORS' REPORT FOR THE YEAR ENDED 31 DECEMBER 1998 (CONTINUED)


DIRECTORS (CONTINUED)


    The interest of the directors at the year end in the shares of the company were as follows:

                                                                  OPTION TO
                                                                   ACQUIRE
                                                   ORDINARY       ORDINARY
                                                    SHARES         SHARES
                                                  OF 20P EACH    OF 20P EACH
                                                 -------------  -------------
Viscount Bearsted
At 31 December 1997............................      386,946        430,000
At 31 December 1998............................      636,946        190,000

P L Borrill
At 31 December 1997............................           --         15,000
At 31 December 1998............................           --         25,000

J R Johnston
At 31 December 1997............................           --         20,000
At date of resignation.........................           --         30,000

R M Noling
At 31 December 1997............................        9,946        500,000
At 31 December 1998............................       26,052        520,000

V S Pino
At date of appointment.........................       23,000             --
At 31 December 1998............................       23,000         15,000

A E Sisto
At 31 December 1997............................           --         15,000
At 31 December 1998............................           --         25,000

    Further details of the share options are given in note 16 to the accounts.

    Of the options granted to Viscount Bearsted, 125,000 are exercisable until 3 November 2002 at 90p each, 5,000 are exercisable until 16 April 2007 at $1.75 each, 50,000 are exercisable until 28 May 2007 at $2.375 each and 10,000 are exercisable until 28 April 2008 at $1.625. During the year Viscount Bearsted exercised 250,000 options at 40p each.

    Of the options granted to P L Borrill, 15,000 are exercisable until 15 July 2007 at $2.125 each and 10,000 are exercisable until 28 April 2008 at $1.625.

    The options granted to J R Johnston were not exercised by 20 October 1998 and consequently lapsed.


    Of the options granted to R M Noling, 85,000 are exercisable until 28 March 2006 at $5.75 each, 15,000 are exercisable until 2 March 2007 at $2.438 each, 200,000 are exercisable until 24 March 2007 at $1.969 each, 200,000 are exercisable until 28 May 2007 at $2.375 each, 10,000 are exercisable until 28 April 2008 at $1.625 and 10,000 are exercisable until 19 October 2008 at $0.688 each.


    The options granted to V S Pino are exercisable until 19 October 2008 at $0.688 each.

    Of the options granted to A E Sisto, 15,000 are exercisable until 16 April 2007 at $1.75 each and 10,000 are exercisable until 28 April 2008 at $1.625.

    The vesting arrangements of the above options are set out in note 16 to the accounts.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES
       DIRECTORS' REPORT FOR THE YEAR ENDED 31 DECEMBER 1998 (CONTINUED)

POLICY ON PAYMENT OF CREDITORS

    It is the group's policy to agree payment terms with its suppliers, along with other terms and conditions, when it enters into binding purchase contracts and to abide by the agreed payment terms provided the supplier has provided the goods or services in accordance with the terms and conditions of the contract. The company had 41 days purchases outstanding at 31 December 1998 based on the average daily amount invoiced by suppliers during the year ended 31 December 1998.

YEAR 2000

    Many currently installed computer systems and software products are coded to accept two digit entries in the date code field. These date code fields will need to accept four digit entries to distinguish 21(st) century dates from 20(th) century dates. As a result computer systems and software used by many companies may need to be upgraded to comply with such "Year 2000" requirements.

    SoftWindows 98, SoftWindows 95 versions 4.0 and 5.0 and Real PC are Year 2000 compliant. Earlier versions of SoftWindows and all versions of Soft PC, a product the company no longer ships, are not Year 2000 compliant, but all such versions are upgradable to Year 2000 compliant products. Furthermore the new Jeode product under development is Year 2000 compliant. The company does not however guarantee that the target platforms on which both the SoftWindows and Jeode products may be used are compliant since these are third party products.

    The company has also carried out an assessment of its own internal systems to assess their ability to deal with the date change from 1999 to 2000 and the introduction of the Euro and believes they are all Year 2000 compliant. The costs of any remedial work necessary are expensed as incurred. The group does not expect the costs associated with ensuring year 2000 and Euro compliance to have a material effect on its financial position.

STATEMENT OF DIRECTORS' RESPONSIBILITIES

    Company law requires the directors to prepare accounts for each financial year which give a true and fair view of the state of affairs of the group and the company and of the profit or loss of the group for that period. In preparing those accounts, the directors are required to:

    - select suitable accounting policies and then apply them consistently;

    - make judgements and estimates that are reasonable and prudent;

    - state whether applicable accounting standards have been followed, subject to any material departures disclosed and explained in the accounts;

    - prepare the accounts on the going concern basis unless it is inappropriate to presume that the group and company will continue in business.

    The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the group and company and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES
       DIRECTORS' REPORT FOR THE YEAR ENDED 31 DECEMBER 1998 (CONTINUED)

AUDITORS

    Following the merger on 1 July 1998 with Coopers and Lybrand, Price Waterhouse resigned as auditors and the directors appointed
PricewaterhouseCoopers to fill the vacancy thereby arising. A resolution to reappoint PricewaterhouseCoopers will be proposed at the annual general meeting.

By Order of the Board

S M Ambler
SECRETARY                                                          19 April 1999

AUDITORS' REPORT TO THE MEMBERS OF
INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES


    We have audited the accounts on pages F-8 to F-28 which have been prepared under the historical cost convention and the accounting policies set out on pages F-14 to F-16.


RESPECTIVE RESPONSIBILITIES OF DIRECTORS AND AUDITORS


    The directors are responsible for preparing the Annual Report, including as described on page F-5 the financial statements. Our responsibilities, as independent auditors, are established by statute, the Auditing Practices Board and our profession's ethical guidance.


    We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act. We also report to you if, in our opinion, the director's report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions is not disclosed.

    We read the other information contained in the Annual Report and consider the implications for our report if we become aware of any apparent misstatements or material inconsistencies with the financial statements.

BASIS OF AUDIT OPINION

    We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

    We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud of other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

    In our opinion the financial statements give a true and fair view of the state of the affairs of the company and the group at 31 December 1998 and of the profit and cash flows of the group for the year then ended and have been properly prepared in accordance with the Companies Act 1985.

PRICEWATERHOUSECOOPERS
Chartered Accountants
and Registered Auditors
Thames Court
1 Victoria Street
Windsor
Berkshire
SL4 1HB                                                            19 April 1999

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

    CONSOLIDATED PROFIT AND LOSS ACCOUNT FOR THE YEAR ENDED 31 DECEMBER 1998

                                                                                                       1998       1997
                                                                                           NOTE        $'000      $'000
                                                                                           -----     ---------  ---------
TURNOVER..............................................................................           2      14,096     38,869
Cost of sales.........................................................................                  (8,329)   (15,068)
                                                                                                     ---------  ---------
GROSS PROFIT..........................................................................                   5,767     23,801

Distribution costs....................................................................                  (7,870)   (17,456)
Administrative expenses...............................................................                 (11,408)   (18,390)
                                                                                                     ---------  ---------

OPERATING LOSS........................................................................         2,3     (13,511)   (12,045)

Profit on disposal of part of the group's operations..................................           7      14,731         --
                                                                                                     ---------  ---------

(LOSS)/PROFIT ON ORDINARY ACTIVITIES BEFORE INTEREST..................................                   1,220    (12,045)

Interest receivable and similar income................................................                   1,006        722
Interest payable and similar income...................................................           6         (22)       (55)
                                                                                                     ---------  ---------

PROFIT/(LOSS) ON ORDINARY ACTIVITIES BEFORE TAXATION..................................                   2,204    (11,378)

Tax on profit/(loss) on ordinary activities...........................................           8      (1,782)       720
                                                                                                     ---------  ---------

PROFIT FOR THE FINANCIAL YEAR.........................................................          17         422    (10,658)
                                                                                                     ---------  ---------
                                                                                                     ---------  ---------

                                                                                                             $          $
Basic Earnings per share..............................................................          24        0.03      (0.91)
                                                                                                     ---------  ---------
Diluted Earnings per share............................................................          24        0.03      (0.91)
                                                                                                     ---------  ---------

The only recognised gain or loss is the profit/(loss) for the year.


          The notes on pages F-12 to F-28 form part of these accounts

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                  CONSOLIDATED BALANCE SHEET--31 DECEMBER 1998

                                                                                                   1998       1997
                                                                                        NOTE       $'000      $'000
                                                                                      ---------  ---------  ---------
FIXED ASSETS

Tangible assets.....................................................................          9      1,074      2,175
Investments.........................................................................         10        325        325
                                                                                                 ---------  ---------
                                                                                                     1,399      2,500
                                                                                                 ---------  ---------
CURRENT ASSETS

Stocks..............................................................................         11         82        185
Debtors of which $522,000 (1997:$85,000) falls due in more than one year............         12      4,254     10,785
Short term investments..............................................................                    --      3,820
Cash and cash equivalents held in escrow............................................         13      9,100         --
Cash at bank and in hand............................................................                 7,234     10,641
                                                                                                 ---------  ---------
                                                                                                    20,670     25,431

Creditors--amounts falling due within one year......................................         14    (10,651)   (17,280)
                                                                                                 ---------  ---------
Net current assets..................................................................                10,019      8,151
                                                                                                 ---------  ---------

TOTAL ASSETS LESS CURRENT LIABILITIES...............................................                11,418     10,651

CREDITORS--AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR.............................         15         --       (128)
                                                                                                 ---------  ---------
NET ASSETS..........................................................................          2     11,418     10,523
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

CAPITAL AND RESERVES

Called up share capital.............................................................      17,18      4,164      3,954
Share premium account...............................................................         18     32,036     31,773
Profit and loss account.............................................................         18    (24,834)   (25,256)
Capital reserve.....................................................................         18         52         52
                                                                                                 ---------  ---------
EQUITY SHAREHOLDERS' FUNDS..........................................................         18     11,418     10,523
                                                                                                 ---------  ---------
                                                                                                 ---------  ---------

Approved By The Board on 19 April 1999 and signed on its behalf by:

R M Noling
Director


          The notes on pages F-12 to F-28 form part of these accounts.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                    COMPANY BALANCE SHEET--31 DECEMBER 1998

                                                                                                  1998       1997
                                                                                       NOTE       $'000      $'000
                                                                                     ---------  ---------  ---------
FIXED ASSETS

Tangible assets....................................................................      9            587        930
Investments........................................................................     10            325      2,325
                                                                                                ---------  ---------
                                                                                                      912      3,255
                                                                                                ---------  ---------
CURRENT ASSETS

Debtors............................................................................     12          1,460     20,564
Short term investments.............................................................                    --      1,000
Cash and cash equivalents held in escrow...........................................     13          9,100         --
Cash at bank and in hand...........................................................                 4,845        830
                                                                                                ---------  ---------
                                                                                                   15,405     22,394
Creditors--amounts falling due within one year.....................................     14         (2,807)    (1,845)
                                                                                                ---------  ---------
NET CURRENT ASSETS.................................................................                12,598     20,549
                                                                                                ---------  ---------
Total assets less current liabilities..............................................                13,510     23,804
Creditors--amounts falling due after more than one year............................     15             --       (110)
Provision for liabilities and charges..............................................     16         (2,092)        --
                                                                                                ---------  ---------
NET ASSETS.........................................................................                11,418     23,694
                                                                                                ---------  ---------
                                                                                                ---------  ---------
CAPITAL AND RESERVES

Called up share capital............................................................    17,18        4,164      3,954
Share premium account..............................................................     18         32,177     31,914
Profit and loss account............................................................     18        (24,923)   (12,174)
                                                                                                ---------  ---------
EQUITY SHAREHOLDERS' FUNDS.........................................................     18         11,418     23,694
                                                                                                ---------  ---------
                                                                                                ---------  ---------

Approved By The Board on 19 April 1999 and signed on its behalf by:

R M Noling
Director


          The notes on pages F-12 to F-28 form part of these accounts.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

      CONSOLIDATED CASH FLOW STATEMENT FOR THE YEAR ENDED 31 DECEMBER 1998

                                                                                  1998       1998       1997       1997
                                                                       NOTE       $'000      $'000      $'000      $'000
                                                                     ---------  ---------  ---------  ---------  ---------
NET CASH (OUTFLOW) FROM OPERATING ACTIVITIES.......................      A                   (14,561)               (7,835)

RETURNS ON INVESTMENT AND SERVICING OF FINANCE
Interest received..................................................                 1,006                   722
Interest element of finance lease rental payments..................                   (22)                  (55)
                                                                                ---------                   ---
                                                                                                 984                   667
TAXATION...........................................................                               76                    47

CAPITAL EXPENDITURE
Purchase of tangible fixed assets..................................                  (937)                 (753)
Proceeds from sale of tangible fixed assets........................                   140                   188
                                                                                ---------                   ---
                                                                                                (797)                 (565)
ACQUISITION AND DISPOSAL
Proceeds from sale of product line.................................                15,862                    --
Product line proceeds held in escrow...............................                (9,100)                   --
                                                                                ---------                   ---
                                                                                               6,762                    --
MANAGEMENT OF LIQUID RESOURCES
Proceeds from sale of short term investments.......................                            3,820                 2,411

FINANCING
Proceeds from issue of share capital...............................      D            473                   760
Capital element of finance lease rental payments...................      D           (164)                 (385)
                                                                                ---------                   ---
                                                                                                 309                   375
                                                                                           ---------             ---------
(DECREASE) IN CASH.................................................      B                    (3,407)               (4,900)
                                                                                           ---------             ---------
                                                                                           ---------             ---------


          The notes on pages F-12 to F-28 form part of these accounts.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

  NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT FOR THE YEAR ENDED 31 DECEMBER
                                      1998

A  RECONCILIATION OF OPERATING LOSS TO NET CASH (OUTFLOW) FROM OPERATING
  ACTIVITIES

                                                                             1998       1997
                                                                             $'000      $'000
                                                                           ---------  ---------
Operating loss...........................................................    (13,511)   (12,045)
Depreciation of tangible fixed assets....................................        750      2,239
Non cash restructuring charge............................................         --        206
Decrease/(increase) in stocks............................................        103        230
Decrease/(increase) in debtors...........................................      5,667      3,442
(Decrease)/increase in creditors.........................................     (7,570)    (1,907)
                                                                           ---------  ---------
Net cash (outflow) from operating activities.............................    (14,561)    (7,835)
                                                                           ---------  ---------
                                                                           ---------  ---------

B  RECONCILIATION TO NET FUNDS

                                                                               1998       1997
                                                                               $'000      $'000
                                                                             ---------  ---------
(Decrease) in cash in the period...........................................     (3,407)    (4,900)
Decrease in debt and lease financing.......................................        164        385
(Decrease) in short term investment........................................     (3,820)    (2,411)
                                                                             ---------  ---------
Change in net funds from cash flows........................................     (7,063)    (6,926)
New finance leases.........................................................         --        (46)
                                                                             ---------  ---------
Movements in net funds in period...........................................     (7,063)    (6,972)
Net funds at 1 January.....................................................     14,246     21,218
                                                                             ---------  ---------
Net funds at 31 December...................................................      7,183     14,246
                                                                             ---------  ---------
                                                                             ---------  ---------

C  ANALYSIS OF NET FUNDS

                                                1 JANUARY                  OTHER NON     31 DECEMBER
                                                  1998       CASH FLOW       CASH           1998
                                                  $'000        $'000         $'000          $'000
                                               -----------  -----------  -------------  -------------
Cash at bank and in hand.....................      10,641       (3,407)           --          7,234
Finance leases...............................        (215)         164            --            (51)
Short term investment........................       3,820       (3,820)           --             --
                                               -----------  -----------          ---          -----
Total........................................      14,246       (7,063)           --          7,183
                                               -----------  -----------          ---          -----
                                               -----------  -----------          ---          -----

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

  NOTES TO THE CONSOLIDATED CASH FLOW STATEMENT FOR THE YEAR ENDED 31 DECEMBER
                                1998 (CONTINUED)

D  ANALYSIS OF CHANGES IN FINANCING DURING THE YEAR

                                                                SHARE CAPITAL
                                                             (INCLUDING PREMIUM)      FINANCE LEASE
                                                                                       OBLIGATIONS
                                                             --------------------  --------------------
                                                               1998       1997       1998       1997
                                                               $'000      $'000      $'000      $'000
                                                             ---------  ---------  ---------  ---------
1 January..................................................     35,727     34,761        215        554
Cash inflow/(outflow) from financing.......................        473        760       (164)      (385)
Non cash restructuring.....................................         --        206         --         --
Inception of finance lease and hire purchase contracts.....         --         --         --         46
                                                             ---------  ---------        ---        ---
31 December................................................     36,200     35,727         51        215
                                                             ---------  ---------        ---        ---
                                                             ---------  ---------        ---        ---

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

                    NOTES TO THE ACCOUNTS--31 DECEMBER 1998


1 PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL STATEMENT


    The accounts have been prepared in US dollars and in accordance with applicable accounting standards in the United Kingdom. A summary of the principal group accounting policies, which have been applied consistently, is set out below.

    The company requires additional funding to meet its current plans. The directors are currently in negotiations with certain parties which, when completed, are anticipated to provide sufficient funds for the group to meet its operating and capital requirement for at least the next twelve months. The directors believe there are alternative sources of finance available should these negotiations not be completed. Accordingly the financial statements have been prepared on a going concern basis and the directors consider it would not be appropriate to reflect the consequences of a failure to raise additional funds on a timely basis and with sufficiently favourable terms in these financial statements.

(1)  BASIS OF ACCOUNTING

    The accounts have been prepared under the historical cost convention.

(2)  BASIS OF CONSOLIDATION

    The consolidated accounts include the company and all its subsidiaries. Intragroup sales and profits are eliminated on consolidation and all sales and profit figures relate to external transactions only.

(3)  TURNOVER

    Turnover, which excludes value added tax and sales tax, represents sales of packaged software, software development fees and licence royalties.


(4)  REVENUE RECOGNITION


    The company's licence revenues are derived from product licensing fees relating to the sale of packaged software products and royalties from distributors, original equipment manufacturers ("OEM's") and site licences. The company's service revenues are derived from OEM's for customers funded engineering and from annual maintenance contracts.

    Product licensing fees are recognised upon shipment if no significant vendor obligations remain and if collection of the resulting receivable is deemed probable. The company grants distributors and resellers certain rights of return and price protection on unsold merchandise held by those distributors and resellers. Accordingly, provisions for estimated future returns, exchanges and credits for price protection are accrued upon product shipment.

    The company has limited control over the extent to which products sold to distributors and resellers are sold through to end users. Accordingly, a portion of the company's sales may from time to time result in increased inventory at its distributors and resellers. The company provides sale returns provisions for distributor and reseller inventories. These provisions are based on the company's estimates of expected sell-through by distributors and resellers of its products.

    The company provides a limited amount of free telephone technical support to customers. These activities are generally considered to be insignificant postcontract customer obligations. Estimated costs of these activities are accrued at the time of product shipment. Revenues from annual maintenance contracts are recognised rateably over the term of the contract.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

1 PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL STATEMENT (CONTINUED)

    Revenues from OEM's for funded engineering are recognised on a percentage of completion basis, which is computed using the input measure of labour cost. Minimum guaranteed royalty revenues not subject to significant future obligations are generally recognised on shipment of software. Royalty revenues that are subject to significant future obligations are recognised when earned. Royalty revenues that exceed the minimum guarantees are recognised when reported.

    Payments from OEM's and maintenance contracts received in advance of revenue recognition are recorded as deferred revenue.

(5)  RESEARCH AND DEVELOPMENT EXPENDITURE

    The company capitalises internal software development costs incurred after technological feasibility has been demonstrated and commercial viability expected. The company defines establishment of technological feasibility as the completion of a working model. Such capitalised amounts are amortised commencing with the introduction of that product at the greater of the straight-line basis utilising estimated economic life, generally six months to one year, or the ratio of actual revenues achieved to the total anticipated revenues over the life of the product.

(6)  FOREIGN CURRENCIES

    The directors have determined that the group's and company's functional currency is the US dollar.

    Accordingly non-monetary assets and liabilities whose original values are in currencies other than dollars are stated at their historic dollar value. Monetary assets and liabilities expressed in other currencies are translated into dollars at the rate of exchange ruling at the year end. Transactions in other currencies are translated into dollars at the average rate for the month in which the transaction occurred or at the forward contract or option rate where such a hedging transaction has been undertaken. All foreign exchange differences are taken to the profit and loss account in the year in which they arise.

(7)  TANGIBLE FIXED ASSETS

    Tangible fixed assets are stated at their purchase price, together with any incidental expenses of acquisition.

    Provision for depreciation is made so as to write off the cost of tangible fixed assets on a straight line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

Leasehold improvements              shorter of estimated useful life or remaining lease term
Computers and other equipment       33%
Fixtures and fittings               25-33%

(8)  STOCKS

    Stocks are stated at the lower of cost and net realisable value. Cost is determined on a first in first out basis and includes transport and handling costs. Provision is made where necessary for stocks which are slow moving, obsolete or defective.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

1 PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL STATEMENT (CONTINUED)

(9)  DEFERRED TAXATION

    Deferred taxation is provided on the liability method in respect of timing differences between profit as computed for taxation purposes and profit as stated in the accounts to the extent that it is probable in the opinion of the directors that a liability will become payable in the foreseeable future. Deferred tax assets are only recognised to the extent that they are expected to be recoverable.

(10)  OPERATING LEASES

    Rentals payable under operating leases are charged on a straight line basis over the lease term in arriving at operating profit.


(11)  FINANCE LEASE AND HIRE PURCHASE AGREEMENTS


    Where fixed assets are financed by leasing agreements or hire purchase contracts which transfer to the group substantially all the benefits and risks of ownership, the assets are treated as if they had been purchased outright and are included in tangible fixed assets. The capital element of these commitments is shown as obligations under finance lease and hire purchase contracts.

    Finance lease rentals are treated as consisting of capital and interest elements; the capital element is applied to reduce the outstanding obligations and the interest element is charged against profit in proportion to the reducing capital element outstanding. Assets held under finance leases are depreciated over the shorter of the lease term or the useful economic life of equivalent owned assets.

(12)  PENSION COSTS

    Pension costs in respect of the group's defined contribution scheme and 401(k) plans are accounted for in the period to which they relate.

2  SEGMENTAL ANALYSIS

                                                                                                                     NET
                                                    TURNOVER BY        TURNOVER BY ORIGIN                          ASSETS/
                                                    DESTINATION                               OPERATING LOSSES    (LIABILITIES)
                                                --------------------  --------------------  --------------------  ---------
                                                  1998       1997       1998       1997       1998       1997       1998
                                                  $'000      $'000      $'000      $'000      $'000      $'000      $'000
                                                ---------  ---------  ---------  ---------  ---------  ---------  ---------
USA...........................................     10,670     29,371     11,960     32,458      4,168      2,005    (12,353)
Rest of the World.............................      3,426      9,498      2,136      6,411      9,343     10,040     23,771
                                                ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                   14,096     38,869     14,096     38,869     13,511     12,045     11,418
                                                ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                                  1997
                                                  $'000
                                                ---------
USA...........................................     (8,308)
Rest of the World.............................     18,831
                                                ---------
                                                   10,523
                                                ---------
                                                ---------

    The directors consider that all of the group's activities fall within one class of business. The results of the operation that has been sold (see note 7) are not material to the group losses. Turnover of this business in 1998 included in the above was $987,000 with an estimated gross profit of $400,000.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

3  OPERATING LOSS

    The operating loss is stated after charging:

                                                                                                     1998       1997
                                                                                          NOTE       $'000      $'000
                                                                                        ---------  ---------  ---------
Research and development costs........................................................                 4,621     11,123
Depreciation of owned assets..........................................................                   700      1,987
Depreciation of assets held under finance lease and hire purchase contracts...........                    50        252
Hire of equipment under operating leases..............................................                    33         92
Rental of land and buildings..........................................................                   758        829
Directors' emoluments.................................................................          4        379        725
Auditors' remuneration--audit services................................................                   214        200

    Fees paid by the company and its UK subsidiaries to the auditors in the United Kingdom were $148,000 (1997: $185,000), including audit fees paid to the parent company auditors of $53,000 (1997: $50,000).

    In 1997 the group incurred restructuring costs of which $1,652,000 is classified with distribution costs and $343,000 within administrative expenses.

4  DIRECTORS' EMOLUMENTS

                                                                                    1998         1997
                                                                                    $'000        $'000
                                                                                    -----        -----
Aggregate emoluments...........................................................         378          427
Company contributions paid to money purchase pension schemes...................           1       --
Aggregate compensation for loss of office......................................      --              298
                                                                                        ---          ---
                                                                                        379          725
                                                                                        ---          ---
                                                                                        ---          ---

    Included above are amounts totalling $Nil (1997: $22,000) payable to third parties for making available the services of non-executive directors to the company.

    Directors' emoluments of the highest paid director:

                                                                                    1998         1997
                                                                                    $'000        $'000
                                                                                    -----        -----
Aggregate emoluments...........................................................         293          164
Company contributions paid to money purchase pension schemes...................           1           --
                                                                                        ---          ---
                                                                                        294          164
                                                                                        ---          ---
                                                                                        ---          ---

    In addition the directors have been granted share options, the details of which are set out in the directors' report.

    A loan of $137,500 to R P Lee, a former director of the company, remained outstanding at 31 December 1997. On 1 January 1998 the company forgave and cancelled the remaining principal and interest on the loan. This expense has been included in compensation for loss of office in 1997.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

5  EMPLOYEE INFORMATION

(1) The average number of persons employed by the group during the year, including executive directors, was:

                                                                                     1998         1997
                                                                                     -----        -----
Sales and marketing.............................................................          26           81
Research and development........................................................          46           97
General and administrative......................................................          28           37
                                                                                         ---          ---
                                                                                         100          215
                                                                                         ---          ---
                                                                                         ---          ---

(2) Group employment costs of all employees including executive directors:

                                                                                 1998       1997
                                                                      NOTE       $'000      $'000
                                                                    ---------  ---------  ---------
Wages and salaries................................................                 7,205     13,305
Social security costs.............................................                   704        990
Other pension costs...............................................         18        182        315
                                                                               ---------  ---------
                                                                                   8,091     14,610
                                                                               ---------  ---------
                                                                               ---------  ---------

6  INTEREST PAYABLE AND SIMILAR CHARGES

                                                                                    1998         1997
                                                                                    $'000        $'000
                                                                                    -----        -----
On finance leases and hire purchase contracts..................................          22           55
                                                                                         --           --
                                                                                         --           --


7  DISPOSAL OF PART OF THE GROUP'S OPERATIONS


    On 5 February 1998 the company completed the disposal of its NTRIGUE technology to Citrix Systems for $17.687 million. As part of the disposal, the company transferred 45 employees to Citrix, of whom 43 were development engineers.

    Under the terms of the disposal agreement $8.937 million was paid to the company in cash on 5 February 1998, and the remainder is being held in an escrow account for the sole purpose of satisfying any obligations to Citrix arising from or in connection with an event against which the company would be required to indemnify Citrix. Of this amount, Citrix released $2.5 million to the company in February 1999. In January 1999 the company received an indemnity claim from Citrix--see note 22.


                                                                                 1998        1997
                                                                                 $'000       $'000
                                                                               ---------     -----
Proceeds from sale...........................................................     17,687          --
Costs incurred in sale.......................................................     (2,956)         --
                                                                                                  --
                                                                               ---------
Profit on disposal...........................................................     14,731          --
                                                                                                  --
                                                                                                  --
                                                                               ---------
                                                                               ---------



    Taxation impact of the profit on disposal is a charge of $5,110,000.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

8  TAXATION


(1)  CURRENT TAXATION


    Tax on profit/(loss) on ordinary activities comprises:

                                                                                 1998       1997
                                                                                 $'000      $'000
                                                                               ---------  ---------
UK corporation taxation @31% (1997: 31.5%)...................................     (1,754)       895
Overseas taxation............................................................        (28)      (175)
                                                                               ---------        ---
                                                                                  (1,782)       720
                                                                               ---------        ---
                                                                               ---------        ---

    At 31 December 1998 the accumulated tax losses carried forward and available for offset against future profits amounted to approximately $18,600,000 (1997:
$8,000,000) in the United States and $1,800,000 (1997: $3,000,000) in the United
Kingdom.

    No provision has been made for any taxation that would become payable if reserves retained in overseas subsidiaries were distributed as no such distributions are planned.


(2)  DEFERRED TAXATION


    The full potential deferred tax asset comprises the following components:

                                                                                 1998       1997
                                                                                 $'000      $'000
                                                                               ---------  ---------
Net operating loss carryforwards.............................................      6,947      4,342
Tax credit carryforwards.....................................................      1,082        789
Sales return reserve.........................................................        384        684
Accrued expenses, provisions and other temporary differences.................        657      1,584
                                                                               ---------  ---------
                                                                                   9,070      7,399
                                                                               ---------  ---------
Amount recognised in these financial statements..............................         --         --
                                                                               ---------  ---------
                                                                               ---------  ---------

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

9  TANGIBLE FIXED ASSETS

    GROUP

                                                             LEASEHOLD     COMPUTERS AND   FIXTURES AND
                                                           IMPROVEMENTS   OTHER EQUIPMENT    FITTINGS       TOTAL
                                                               $'000           $'000           $'000        $'000
                                                           -------------  ---------------  -------------  ---------
COST
1 January 1998...........................................        1,435           8,615             810       10,160
Additions................................................          447             416              72          935
Disposals................................................       (1,424)         (6,331)           (774)      (8,529)
                                                                ------          ------           -----    ---------
31 December 1998.........................................          458           2,700             108        3,266
                                                                ------          ------           -----    ---------
ACCUMULATED DEPRECIATION
1 January 1998...........................................        1,124           6,776             785        8,685
Charge for the year......................................          101             634              15          750
Disposals................................................       (1,130)         (5,345)           (768)      (7,243)
                                                                ------          ------           -----    ---------
31 December 1998.........................................           95           2,065              32        2,192
                                                                ------          ------           -----    ---------
NET BOOK AMOUNT
31 DECEMBER 1998.........................................          363             635              76        1,074
                                                                ------          ------           -----    ---------
                                                                ------          ------           -----    ---------
31 DECEMBER 1997.........................................          311           1,839              25        2,175
                                                                ------          ------           -----    ---------
                                                                ------          ------           -----    ---------

    The net book amount of tangible fixed assets includes an amount of $47,000 (1997: $208,000) in respect of assets, principally computers and other equipment, held under finance leases and hire purchase contracts.

    Disposals include retirements of fully depreciated assets.

    COMPANY

                                                               LEASEHOLD      COMPUTERS AND    FIXTURES AND
                                                             IMPROVEMENTS    OTHER EQUIPMENT     FITTINGS        TOTAL
                                                                 $'000            $'000            $'000         $'000
                                                            ---------------  ---------------  ---------------  ---------
COST
1 January 1998............................................           636            4,279              268         5,183
Additions.................................................           220              264               71           555
Disposals.................................................          (627)          (3,327)            (248)       (4,202)
                                                                     ---           ------              ---     ---------
31 December 1998..........................................           229            1,216               91         1,536
                                                                     ---           ------              ---     ---------
ACCUMULATED DEPRECIATION
1 January 1998............................................           582            3,424              247         4,253
Charge for the year.......................................            29              286               11           326
Disposals.................................................          (589)          (2,804)            (237)       (3,630)
                                                                     ---           ------              ---     ---------
31 December 1998..........................................            22              906               21           949
                                                                     ---           ------              ---     ---------
NET BOOK AMOUNT
31 DECEMBER 1998..........................................           207              310               70           587
                                                                     ---           ------              ---     ---------
                                                                     ---           ------              ---     ---------
31 DECEMBER 1997..........................................            54              855               21           930
                                                                     ---           ------              ---     ---------
                                                                     ---           ------              ---     ---------

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

9  TANGIBLE FIXED ASSETS (CONTINUED)


    The net book amount of tangible fixed assets includes an amount of $47,000 (1997: $188,000) in respect of assets, principally computers and other equipment, held under finance leases and hire purchase contracts.

    Disposals include retirements of fully depreciated assets.

10  FIXED ASSET INVESTMENTS

                                                                                                 COMPANY
                                                                    GROUP       -----------------------------------------
                                                               ---------------    SHARES IN
                                                                    OTHER        SUBSIDIARY         OTHER
                                                                 INVESTMENTS    UNDERTAKINGS     INVESTMENTS      TOTAL
                                                                    $'000           $'000           $'000         $'000
                                                               ---------------  -------------  ---------------  ---------
Net book amount at 1 January 1998............................           325           2,000             325         2,325
Provision made in 1998.......................................            --          (2,000)             --        (2,000)
                                                                        ---          ------             ---     ---------
Net book amount at 31 December 1998..........................           325              --             325           325
                                                                        ---          ------             ---     ---------
                                                                        ---          ------             ---     ---------

    The company's subsidiary undertakings are:

                                                                                            PROPORTION OF NOMINAL
NAME OF COMPANY AND COUNTRY OF INCORPORATION                           DESCRIPTION OF    VALUE OF ISSUED SHARES AND
AND OPERATION                                                            SHARES HELD         VOTING RIGHTS HELD
--------------------------------------------------------------------  -----------------  ---------------------------
Insignia Solutions International Limited ...........................  L1 ordinary                       100%
  (England & Wales)

Insignia Solutions Overseas Limited ................................  L1 ordinary                       100%
  (England & Wales)

Insignia Solutions Inc (USA)........................................  Common stock,                     100%
                                                                      no par value

Insignia Solutions Foreign Sales Inc (Barbados).....................  Common stock,                     100%
                                                                      $10 par value

Emulation Technologies Inc (USA)....................................  Common stock,                     100%
                                                                      no par value

Insignia Solutions France SARL (France).............................  FF100 shares                      100%

    The principal activities of Insignia Solutions Inc, Insignia Solutions International Limited and Insignia Solutions France SARL are the marketing, licensing and support of computer software products.

    The principal activity of Insignia Solutions Overseas Limited is that of a holding company.

    Emulation Technologies Inc has been dormant since 1990.

    Insignia Solutions Foreign Sales Inc has been dormant from incorporation.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

10  FIXED ASSET INVESTMENTS (CONTINUED)
OTHER INVESTMENTS

    The company owns 65,400 shares of no par value in Bristol Technology Inc, a company incorporated in the USA, being approximately 10% of the issued common stock.

11  STOCKS

GROUP

                                                                                    1998         1997
                                                                                    $'000        $'000
                                                                                    -----        -----
Finished software products, manuals and related supplies.......................          82          185
                                                                                         --
                                                                                         --
                                                                                                     ---
                                                                                                     ---

12  DEBTORS

                                                                                     1998                    1997
                                                                            ----------------------  ----------------------
                                                                              COMPANY      GROUP      COMPANY      GROUP
                                                                               $'000       $'000       $'000       $'000
                                                                            -----------  ---------  -----------  ---------
AMOUNTS FALLING DUE WITHIN ONE YEAR:

Trade debtors.............................................................          --       2,615          27       9,228
Amounts owed by subsidiary undertakings...................................          --          --      14,414          --
Prepayments...............................................................         936       1,057         769         608
Taxation recoverable......................................................          --          --         747         864
Other debtors.............................................................          60          60          --          --
                                                                                 -----   ---------  -----------  ---------
                                                                                   996       3,732      15,957      10,700
                                                                                 -----   ---------  -----------  ---------
                                                                                 -----   ---------  -----------  ---------

AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR:

Loan to subsidiary undertaking............................................          --          --       4,607          --
Lease deposit.............................................................         443         443          --          31
Other debtors.............................................................          21          79          --          54
                                                                                 -----   ---------  -----------  ---------
                                                                                   464         522       4,607          85
                                                                                 -----   ---------  -----------  ---------

                                                                                 1,460       4,254      20,564      10,785
                                                                                 -----   ---------  -----------  ---------
                                                                                 -----   ---------  -----------  ---------


13  CASH AND CASH EQUIVALENTS HELD IN ESCROW


                                                                                  1998        1997
                                                                                  $'000       $'000
                                                                                ---------     -----
Proceeds from sale of technology held in escrow and accrued interest..........      9,100          --
                                                                                ---------         ---
                                                                                ---------         ---

    The above represents funds received as a result of the disposal of the company's NTRIGUE technology (see note 7) together with interest earned on such funds.

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

14  CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR


                                                                                   1998                    1997
                                                                          ----------------------  ----------------------
                                                                            COMPANY      GROUP      COMPANY      GROUP
                                                                             $'000       $'000       $'000       $'000
                                                                          -----------  ---------  -----------  ---------
Trade creditors.........................................................         353       1,608         477       1,683
Other creditors.........................................................          67         171          --         617
Social security.........................................................         167         167         211         211
Accruals................................................................         912       6,407       1,081      11,348
Taxation................................................................       1,006         994          --          --
Obligations under finance leases and hire purchase contracts............          51          51          76         104
Sales return provision..................................................          --         991          --       2,474
Deferred revenue........................................................          --         262          --         843
Amounts owing to subsidiary undertakings................................         251          --          --          --
                                                                               -----   ---------       -----   ---------
                                                                               2,807      10,651       1,845      17,280
                                                                               -----   ---------       -----   ---------
                                                                               -----   ---------       -----   ---------


15  CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR


                                                                                        1998                        1997
                                                                             --------------------------  --------------------------
                                                                                COMPANY        GROUP        COMPANY        GROUP
                                                                                 $'000         $'000         $'000         $'000
                                                                             -------------  -----------  -------------  -----------
Obligations under finance leases and hire purchase contracts...............           --            --           110           111
Other creditors............................................................           --            --            --            17
                                                                                     ---           ---           ---           ---
                                                                                      --            --           110           128
                                                                                     ---           ---           ---           ---
                                                                                     ---           ---           ---           ---

    All finance lease and hire purchase obligations are payable within five years.


16  PROVISION FOR LIABILITIES AND CHARGES



                                                                                 1998
                                                                                COMPANY
                                                                         PROVISION FOR LOSSES
                                                                              INCURRED BY
                                                                             SUBSIDIARIES
                                                                                 $'000
                                                                        -----------------------
At 1 January 1998.....................................................                --
Amount provided for in year...........................................             2,092
                                                                                   -----
At 31 December 1998...................................................             2,092
                                                                                   -----
                                                                                   -----

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

17  SHARE CAPITAL


                                                                                1998                     1997
                                                                          COMPANY AND GROUP        COMPANY AND GROUP
                                                                       -----------------------  -----------------------
                                                                          NUMBER       L'000       NUMBER       L'000
                                                                       ------------  ---------  ------------  ---------
AUTHORISED
Equity interests (Ordinary shares of 20p)............................    30,000,000      6,000    30,000,000      6,000
Non-equity interests (Preferred share of 20p each)...................     3,000,000        600     3,000,000        600
                                                                                     ---------                ---------
                                                                                         6,600                    6,600
                                                                                     ---------                ---------
                                                                                     ---------                ---------



                                                                          NUMBER       $'000       NUMBER       $'000
                                                                       ------------  ---------  ------------  ---------
ALLOTTED AND FULLY PAID
Equity interests (Ordinary shares of 20p each).......................    12,590,316      4,164    11,971,213      3,954
                                                                       ------------  ---------  ------------  ---------
                                                                       ------------  ---------  ------------  ---------


ALLOTMENTS OF SHARES

    During the year 491,000 ordinary shares of 20p each were issued for cash on the exercise of share options, of which 405,250 were issued at 40p, 750 were issued at 70p and 85,000 were issued at 90p providing total proceeds of $399,000.

    In addition 128,103 Ordinary shares of 20p each were issued for cash through participation in the company's Employee Share Purchase plan. Of these 54,757 were issued at $1.275 each and 73,346 were issued at $0.7438 each providing total proceeds of $124,000.

OPTIONS OF SHARES OF INSIGNIA SOLUTIONS PLC

    The company has four share option schemes which provide for issuance of share options to employees of the company to purchase Ordinary shares of 20p par value. A total of 3,922,071 (1997: 3,922,071) Ordinary shares have been reserved for issuance of options. At 31 December 1998 and 31 December 1997, approximately 453,011 and 245,290, respectively, Ordinary shares were available for future grants of share options. Share options are granted at prices of not less than 100% of the fair market value of the Ordinary shares on the date of the grant, as determined by the Board of Directors.

    The following table summarises activity on share options:

                                                                             UK SHARE    US SHARE
                                                                              OPTION      OPTION
                                                                             SCHEMES      SCHEMES       TOTAL
                                                                            ----------  -----------  -----------
1 January 1998............................................................   1,026,519    1,944,335    2,970,854
Granted in the year.......................................................     143,250      888,750    1,032,000
Exercised in the year.....................................................    (396,000)     (95,000)    (491,000)
Lapsed in the year........................................................    (205,977)  (1,033,744)  (1,239,721)
                                                                            ----------  -----------  -----------
31 December 1998..........................................................     567,792    1,704,341    2,272,133
                                                                            ----------  -----------  -----------
                                                                            ----------  -----------  -----------

    Options granted to new employees generally vest 25% on the first anniversary of the date of grant and 1/48 per month thereafter through the fourth anniversary of the date of grant. Options granted to existing employees will generally vest at the rate of 1/48 per month from the date of grant through to the fourth

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

17  SHARE CAPITAL (CONTINUED)
anniversary of the date of grant. Options are exercisable until the tenth anniversary of the date of grant unless they lapse before that date. 755,031 and 1,677,062 options were exercisable at 31 December 1998 and 31 December 1997, respectively.

    Options outstanding at 31 December 1998 were as follows:

                                           UK SHARE OPTION SCHEME   US SHARE OPTION SCHEMES
                                           -----------------------  -----------------------
                                                        PERIOD OF                PERIOD OF
                                             NUMBER     EXERCISE      NUMBER     EXERCISE
                                           ----------  -----------  ----------  -----------
40p per share............................      20,750    1990-1999          --           --
70p per share............................      28,000    1993-2001          --           --
86p per share............................      16,832    1994-2001          --           --
90p per share............................     302,210    1995-2004       4,000    1994-2004
430p per share...........................         250    1998-2005          --           --
650p per share...........................          --           --         937    1996-2005
$0.656 per share.........................      26,500    1999-2008      23,500    1999-2008
$0.688 per share.........................      30,000    1999-2008     288,083    1998-2008
$0.938 per share.........................      28,000    1998-2008       3,500    1999-2008
$1.000 per share.........................       2,000    1998-2008     219,500    1998-2008
$1.250 per share.........................      24,250    1998-2008      20,750    1998-2008
$1.562 per share.........................       2,500    1997-2007      26,000    1997-2007
$1.625 per share.........................      32,000    1999-2008     260,583    1998-2008
$1.750 per share.........................          --           --      20,000    1997-2007
$1.969 per share.........................          --           --     200,000    1997-2007
$2.063 per share.........................          --           --       1,500    1998-2007
$2.125 per share.........................       1,000    1998-2007      15,000    1998-2007
$2.313 per share.........................      49,000    1997-2007      80,416    1997-2007
$2.375 per share.........................       1,500    1998-2007     293,000    1997-2007
$2.438 per share.........................       1,500    1997-2007     143,947    1997-2007
$2.500 per share.........................       1,500    1998-2007          --           --
$5.125 per share.........................          --           --      13,625    1996-2006
$5.750 per share.........................          --           --      90,000    1996-2006
                                           ----------               ----------
                                              567,792                1,704,341
                                           ----------               ----------
                                           ----------               ----------

SUBSCRIPTION WARRANTS

    During 1994, a warrant for 226,666 Ordinary shares of 20p par value at a price of $3.30 per share was granted to R P Lee, the then Chairman of the company. Effective 1 January 1998, R P Lee surrendered the Warrant to the company for cancellation.

EMPLOYEE SHARE PURCHASE PLAN

    In March 1995, the company's shareholders adopted the 1995 Employee Share Purchase Plan (the Plan) with 275,000 Ordinary shares reserved for issuance thereunder. In July 1998, the number of shares reserved for issuance was increased to 525,000. The Plan became effective 17 November 1995 and enables employees to purchase Ordinary shares at approximately 85% of fair market value of Ordinary shares at

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

17  SHARE CAPITAL (CONTINUED)
the beginning or end of each six month offering period. The Plan qualifies as an "employee stock purchase plan" under the US Internal Revenue Code. 338,385 Ordinary shares have been issued under the Plan at 31 December 1998 (1997:
210,282).


18  RECONCILIATION OF MOVEMENT IN TOTAL SHAREHOLDERS' FUNDS


                                                                                                                     TOTAL
                                                                                                                   SHAREHOLDERS'
                                                                               SHARE     PROFIT AND                  FUNDS
                                                                  SHARE       PREMIUM       LOSS        CAPITAL    ---------
                                                                 CAPITAL      ACCOUNT      ACCOUNT      RESERVE      1998
                                                                  $'000        $'000        $'000        $'000       $'000
                                                               -----------  -----------  -----------  -----------  ---------
GROUP
1 January 1998...............................................       3,954       31,773      (25,256)          52      10,523
Shares issued in year........................................         210          313           --           --         523
Share issue expenses.........................................          --          (50)          --           --         (50)
Profit/(Loss) for year.......................................          --           --          422           --         422
                                                                                                              --
                                                                    -----   -----------  -----------               ---------
31 December 1998                                                    4,164       32,036      (24,834)          52      11,418
                                                                                                              --
                                                                                                              --
                                                                    -----   -----------  -----------               ---------
                                                                    -----   -----------  -----------               ---------

COMPANY
1 January 1998...............................................       3,954       31,914      (12,174)          --      23,694
Shares issued in year........................................         210          313           --           --         523
Share issue expenses.........................................          --          (50)          --           --         (50)
Profit/(Loss) for year.......................................          --           --      (12,749)          --     (12,749)
                                                                                                              --
                                                                    -----   -----------  -----------               ---------
31 December 1998.............................................       4,164       32,177      (24,923)          --      11,418
                                                                                                              --
                                                                                                              --
                                                                    -----   -----------  -----------               ---------
                                                                    -----   -----------  -----------               ---------


                                                                 1997
                                                                 $'000
                                                               ---------
GROUP
1 January 1998...............................................     20,215
Shares issued in year........................................      1,002
Share issue expenses.........................................        (36)
Profit/(Loss) for year.......................................    (10,658)

                                                               ---------
31 December 1998                                                  10,523

                                                               ---------
                                                               ---------
COMPANY
1 January 1998...............................................     37,945
Shares issued in year........................................      1,002
Share issue expenses.........................................        (36)
Profit/(Loss) for year.......................................    (15,217)

                                                               ---------
31 December 1998.............................................     23,694

                                                               ---------
                                                               ---------


    As permitted by Section 230(1)(b) of the Companies Act 1985, Insignia Solutions plc has not published its separate profit and loss account. The loss arising is dealt with in the consolidated profit and loss account (1998: loss of $12,749,000, 1997: loss of $15,217,000).

19  PENSION COSTS

    The group has a 401(k) plan covering all of its US employees and a defined contribution pension plan covering all its UK employees. Under both these plans, employees may contribute a percentage of their compensation and the group makes certain matching contributions. Both the employees' and the groups' contributions are fully vested and nonforfeitable at all times. The assets of both these plans are held separately from those of the group in independently managed and administered funds. The group's contributions to these plans aggregated $182,000 in 1998 (1997: $315,000).

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

20  COMMITMENTS


(1)  LEASE COMMITMENTS


    The group was committed to the following annual charges under non-cancellable operating leases:

                                                                       PROPERTIES               EQUIPMENT
                                                                 ----------------------  ------------------------
                                                                    1998        1997        1998         1997
                                                                    $'000       $'000       $'000        $'000
                                                                    -----     ---------     -----        -----
Expiring:
Within one year................................................          --         169           8           12
In second to fifth inclusive...................................          --         752         151           18
After five years...............................................         585         168          --           --
                                                                                                              --
                                                                        ---   ---------         ---
                                                                        585       1,089         159           30
                                                                                                              --
                                                                                                              --
                                                                        ---   ---------         ---
                                                                        ---   ---------         ---

    Property lease commitments are reported net of sub-lease income.


(2)  FINANCE LEASE COMMITMENTS


    Commitments for future minimum payments under finance leases are as follows:

                                                                                    1998         1997
                                                                                    $'000        $'000
                                                                                    -----        -----
Within one year................................................................          55          125
Between one and five years.....................................................          --          119
                                                                                         --
                                                                                                     ---
                                                                                         55          244
Less: amount representing interest.............................................          (4)         (29)
                                                                                         --
                                                                                                     ---
Obligations under finance leases (notes 14 and 15).............................          51          215
                                                                                         --
                                                                                         --
                                                                                                     ---
                                                                                                     ---


(3)  CAPITAL COMMITMENTS


    There are no material capital commitments.

21  CURRENCY OPTIONS

    The group enters into currency option contracts to hedge the short-term impact of sterling fluctuations against the US dollar. The gains and losses on these contracts are included in the profit and loss account when the related operating revenues and expenses are recognised. At 31 December 1998, there were no currency options outstanding (1997: $2.0 million outstanding).

22  SIGNIFICANT POST BALANCE SHEET EVENTS

    On 29 January 1999, the company received an indemnity claim on the escrow account of an uncertain amount, but estimated by the claimant, Citrix, not to exceed $6.25 million. Subsequently $2.5 million was released in February 1999 as due.

    Citrix' indemnity claim is based on a declaratory relief action that Citrix filed against GraphOn Corp. in November 1998 in the United States District Court, Southern District of Florida. Citrix' action against GraphOn seeks a declaratory judgement that Citrix does not infringe any GraphOn proprietary rights and

                  INSIGNIA SOLUTIONS PLC AND ITS SUBSIDIARIES

22 SIGNIFICANT POST BALANCE SHEET EVENTS (CONTINUED) that Citrix has not misappropriated any trade secrets or breached an agreement to which GraphOn is a party. Citrix filed the action in response to and to resolve unsubstantiated assertions first made by GraphOn, and disclosed to Citrix in January 1998, that Insignia used GraphOn confidential information to develop Insignia products, possibly including products Insignia sold to Citrix in February 1998. GraphOn has never filed any action against either Insignia or Citrix relating to its assertions and Insignia believes such assertions by GraphOn are without merit or basis. Accordingly, Insignia intends to contest Citrix' indemnity claim and the directors do not consider it necessary to provide for any irrecoverability for amounts held in escrow.

23  RELATED PARTY TRANSACTIONS

    The company has taken advantage of the exemption in Financial Reporting Standard No. 8 not to disclose transactions and balances between group entities that have been eliminated on consolidation.

    Viscount Bearsted, a director of the company, holds a consultancy contract with the company which causes him to be treated as a related party for the amounts received under this contract. The amount payable in the year was $52,000 (1997--$39,000) and the balances due to him at the beginning and the end of the year were $13,000.

    Other transactions involving directors are disclosed in notes 4 and 16 to the accounts and in the Directors' Report on pages F-2 to F-6.


24  EARNINGS PER SHARE


    Basic earnings per share is calculated by dividing the earnings attributable to ordinary shareholders by the weighted average number of ordinary shares in issue during the year.

    For diluted earnings per share, the weighted average number of ordinary shares in issue is adjusted to assume conversion of all dilutive potential ordinary shares: those share options granted to employees where the exercise price is less than the average market price of the company's ordinary shares during the year.

                                                                  1998                                          1997
                                                            WEIGHTED AVERAGE    PER SHARE                 WEIGHTED AVERAGE
                                               EARNINGS     NUMBER OF SHARES     AMOUNT       EARNINGS    NUMBER OF SHARES
                                                 $'000            '000              $           $'000           '000
                                             -------------  ----------------  -------------  -----------  -----------------
Profit/(loss) attributable to
  shareholders.............................          422                                        (10,658)
Basic EPS
Earnings attributable to shareholders......          422           12,159            0.03       (10,658)         11,690
Effect of dilutive securities
Options....................................           --              297                            --              --
Diluted EPS
Adjusted earnings..........................          422           12,456            0.03       (10,658)         11,690


                                              PER SHARE
                                               AMOUNT
                                                  $
                                             -----------
Profit/(loss) attributable to
  shareholders.............................
Basic EPS
Earnings attributable to shareholders......       (0.91)
Effect of dilutive securities
Options....................................
Diluted EPS
Adjusted earnings..........................       (0.91)

                                                                      APPENDIX A


                             INSIGNIA SOLUTIONS PLC

                        1995 EMPLOYEE SHARE PURCHASE PLAN

              Adopted by the Board of Directors on February 9, 1995
               and Amended on December 15, 1995 and April 20, 1999

1.   ESTABLISHMENT OF PLAN

          Insignia Solutions plc (the "COMPANY") proposes to grant options to subscribe for the Company's ordinary shares of 20p each, or any instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), to eligible employees of the Company and its Subsidiaries (as hereinafter defined) pursuant to this Insignia Solutions plc 1995 Employee Share Purchase Plan (this "PLAN"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" (collectively, "SUBSIDIARIES") shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "CODE"). The Company intends the Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of nine hundred thousand (900,000) of the Company's ordinary shares is reserved for issue under the Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of the Plan.

2.   PURPOSES

          The purpose of the Plan is to provide employees of the Company and Subsidiaries designated by the Board of Directors of the Company (the "BOARD") as eligible to participate in the Plan with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Subsidiaries, and to provide an incentive for continued employment.

3.   ADMINISTRATION

          This Plan may be administered by the Board or a committee appointed by the Board (the "COMMITTEE"). If, at the time the Company becomes subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), a majority of the Board is not comprised of Disinterested Persons as defined in Rule 16b-3(d) promulgated under the Exchange Act, the Board shall appoint a committee consisting of at least two (2) members of the Board, each of whom is a Disinterested Person. As used in this Plan, references to the "Committee" shall mean either such committee or the Board if no committee has been established. After registration of the Company under the Exchange Act, Board members who are not Disinterested Persons may

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


not vote on any matters affecting the administration of this Plan, but any such member may be counted for determining the existence of a quorum at any meeting of the Board. Subject to the provisions of the Plan and the limitations of Section 423 of the Code or any successor provision in the Code, all questions of interpretation or application of the Plan shall be determined by the Board and its decisions shall be final and binding upon all participants. Members of the Board shall receive no compensation for their services in connection with the administration of the Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

4.   ELIGIBILITY

          Any employee of the Company or the Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under the Plan except the following:

               (a) employees who are not employed by the Company or Subsidiaries on the fifteenth (15th) day of the month before the beginning of such Offering Period;

               (b) employees who are customarily employed for less than 20 hours per week;

               (c) employees who are customarily employed for less than 5 months in a calendar year;

               (d) employees who, together with any other person whose stock or shares would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or shares or hold options to subscribe for ordinary shares or who, as a result of being granted an option under the Plan with respect to such Offering Period, would own shares or hold options to subscribe for shares possessing 5 percent or more of the total combined voting power or value of all classes of stock or shares of the Company or any of its Subsidiaries.

5.   OFFERING DATES

          The Offering Periods of the Plan (the "OFFERING PERIOD") shall be of six (6) months duration commencing February 1 and August 1 of each year and ending on July 31 and January 31 respectively. Notwithstanding the foregoing, the first Offering Period shall commence on the date of the initial public offering and shall end on the earlier of the first July 31 or January 31 thereafter (the "FIRST OFFERING PERIOD"). Payroll deductions of each participant are accumulated under the Plan during the Offering Periods. The first day of each Offering Period is referred to as the "Offering Date". The last business day of each Offering Period is referred to as the "Purchase Date". The Board shall have the power to change the duration of Offering Periods with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


6.   PARTICIPATION IN THE PLAN

          Eligible employees may become participants in an Offering Period under the Plan on the first Offering Date after satisfying the eligibility requirements by delivering a subscription agreement to the Company's or Subsidiary's (whichever employs such employee) payroll department (the "PAYROLL DEPARTMENT") not later than five (5) days prior to such Offering Date unless a later time for filing the subscription agreement authorizing payroll deductions is set by the Board for all eligible employees with respect to a given Offering Period. An eligible employee who does not deliver a subscription agreement to the Payroll Department by such date after becoming eligible to participate in such Offering Period shall not participate in that Offering Period or any subsequent Offering Period unless such employee enrolls in the Plan by filing a subscription agreement with the Payroll Department not later than five (5) days prior to such subsequent Offering Date. Once an employee becomes a participant in an Offering Period, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws from the Plan or terminates further participation in the Offering Period as set forth in Section 11 below. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

7.   GRANT OF OPTION ON ENROLLMENT

          Enrollment by an eligible employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to subscribe on the Purchase Date for up to that number of ordinary shares of the Company determined by dividing the amount accumulated in such employee's payroll deduction account during such Offering Period, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, by the lower of (i) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Offering Date (the "ENTRY PRICE") or
(ii) eighty-five percent (85%) of the fair market value of an ordinary share of the Company on the Purchase Date; provided, however, that the number of ordinary shares of the Company subject to any option granted pursuant to this Plan shall not exceed the lesser of (a) the maximum number of shares set by the Board pursuant to Section 10(c) below with respect to the applicable Offering Period, or (b) 200% of the number of shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator. Fair market value of an ordinary share of the Company shall be determined as provided in Section 8 hereof.

8.   PURCHASE PRICE

          The purchase price of shares issued pursuant to this Plan shall be payable in U.S. Dollars. The purchase price per share at which a share will be issued in any Offering Period shall be 85 percent of the lesser of:

          (a)  The fair market value on the Offering Date; or

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999

          (b) The fair market value on the Purchase Date.

Notwithstanding the foregoing, the purchase price per ordinary share shall not in any circumstances be less than the U.S. Dollar equivalent, at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, of 20p (being the par value of an ordinary share).

          For purposes of the Plan, the term "fair market value" on a given date shall mean the fair market value of an ordinary share of the Company, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts) in U.S. Dollars, as determined by the Committee from time to time in good faith. If a public market exists for the shares, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), the fair market value shall be the average of the last reported bid and asked prices for an ordinary share of the Company on the last trading day prior to the date of determination, or, in the event ordinary shares of the Company, or instruments evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), are listed on the Nasdaq National Market, the fair market value shall be the closing price of a share, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), on the determination date as quoted on the Nasdaq National Market or if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred. Notwithstanding the foregoing, the fair market value of a share, or instrument evidencing such ordinary shares (e.g., American Depositary Shares or American Depositary Receipts), on the First Offering Date (which is the first business day of the First Offering Period under this Plan) shall be the price per share at which such shares or instruments are initially offered for sale to the public in the Company's initial public offering.

9.   PAYMENT OF PURCHASE PRICE; CHANGES IN PAYROLL
     DEDUCTIONS; ISSUE OF SHARES

          (a) The purchase price of the shares is accumulated by regular payroll deductions made during each Offering Period. The deductions are made as a percentage of the participant's compensation in one percent increments not less than 2 percent nor greater than 10 percent, not to exceed $25,000 per year, or the U.S. Dollar equivalent determined at the Conversion Rate (as defined in Section 9(g)) on the Offering Date, or such lower limit set by the Committee. Compensation for U.S. employees shall mean all W-2 compensation, including, but not limited to base salary, wages, commissions, overtime, shift premiums and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits; provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Compensation for U.K. employees shall mean all compensation, including, but not limited to base salary, wages, commissions, overtime, the substantial equivalent of U.S. "shift premiums" and bonuses, plus draws against commissions and excluding car allowances and any other in kind employment related benefits. Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


          (b) A participant may lower (but not increase) the rate of payroll deductions during an Offering Period by filing with the Payroll Department a new authorization for payroll deductions, in which case the new rate shall become effective for the next payroll period commencing more than 15 days after the Payroll Department's receipt of the authorization and shall continue for the remainder of the Offering Period unless changed as described below. Such change in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one change may be made effective during any Offering Period. A participant may increase or decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Payroll Department a new authorization for payroll deductions not later than five (5) days prior to the beginning of such subsequent Offering Period.

          (c) All payroll deductions made for a participant are credited to his or her account under the Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

          (d) On each Purchase Date, so long as the Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date, as set forth in Section 11 below, which notifies the Company that the participant wishes to withdraw from that Offering Period under the Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds, and if applicable, as converted into U.S. Dollars at the Conversion Rate (as defined in Section 9(g)) on the Purchase Date, then in the participant's account to the subscription for a whole number of ordinary shares reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of the Plan. Any cash remaining in a participant's account after such subscription for ordinary shares shall be refunded to such participant in cash, without interest; provided, however, that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to subscribe for a single ordinary share shall be carried forward, without interest, into the next Offering Period. In the event that the Plan has been oversubscribed, all funds not used to subscribe for ordinary shares on the Purchase Date shall be returned to the participant, without interest. No ordinary shares shall be subscribed for on a Purchase Date on behalf of any employee whose participation in the Plan has terminated prior to such Purchase Date.

          (e) As promptly as practicable after the Purchase Date, the Company shall arrange the delivery to each participant of a certificate representing the shares issued upon exercise of his option.

          (f) During a participant's lifetime, such participant's option to subscribe for shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised. Shares to be delivered

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

          (g) "Conversion Rate" means the average currency conversion rate quoted by the Bank of America in London for converting Pounds Sterling into U.S. Dollars.

10.  LIMITATIONS ON SHARES TO BE PURCHASED

          (a) No employee shall be entitled to subscribe for shares under the Plan at a rate which, when aggregated with his or her rights to subscribe for shares under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 (or if applicable, the U.S. Dollars equivalent determined at the Conversion Rate (as defined in Section 9(g)) as of the Offering Date) in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in the Plan.

          (b) No more than 200% of the number of shares determined by using 85% of the fair market value of an ordinary share of the Company on the Offering Date as the denominator may be subscribed for by a participant on any single Purchase Date.

          (c) No employee shall be entitled to subscribe for more than the Maximum Share Amount (as defined below) on any single Purchase Date. Not less than thirty days prior to the commencement of any Offering Period, the Board may, in its sole discretion, set a maximum number of shares which may be subscribed for by any employee at any single Purchase Date (hereinafter the "MAXIMUM SHARE AMOUNT"). In no event shall the Maximum Share Amount exceed the amounts permitted under Section 10(b) above. If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen days prior to the commencement of the next Offering Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Purchase Dates and Offering Periods unless revised by the Board as set forth above.

          (d) If the number of shares to be subscribed for on a Purchase Date by all employees participating in the Plan exceeds the number of shares then available for issue under the Plan, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be practicable and as the Board shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be subscribed for under a participant's option to each participant affected thereby.

          (e) Any payroll deductions accumulated in a participant's account which are not used to subscribe for ordinary shares due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the Offering Period, without interest.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


11.  WITHDRAWAL

          (a) Each participant may withdraw from an Offering Period under the Plan by signing and delivering to the Payroll Department notice on a form provided for such purpose. Such withdrawal may be elected at any time at least 15 days prior to the end of an Offering Period.

          (b) Upon withdrawal from the Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume his or her participation in the Plan during the same Offering Period, but he or she may participate in any Offering Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth in
Section 6 above for initial participation in the Plan.

12.  TERMINATION OF EMPLOYMENT

       Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

13.  RETURN OF PAYROLL DEDUCTIONS

       In the event a participant's interest in the Plan is terminated by withdrawal, termination of employment or otherwise, or in the event the Plan is terminated by the Board, the Company shall promptly deliver to the participant all payroll deductions credited to his account. No interest shall accrue on the payroll deductions of a participant in the Plan.

14.  CAPITAL CHANGES

       Subject to any required action by the shareholders of the Company, the number of ordinary shares covered by each option under the Plan which has not yet been exercised and the number of ordinary shares which have been authorized for issue under the Plan but have not yet been placed under option (collectively, the "RESERVES"), as well as the price per ordinary share covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued ordinary shares resulting from any consolidation or subdivision of ordinary shares of the Company, or any bonus or other capitalization issue of ordinary shares or any other increase or decrease in the number of issued ordinary shares effected without receipt of consideration by the Company; provided, however, that conversion of any

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of ordinary shares subject to an option.

       In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that the options under the Plan shall terminate as of a date fixed by the Board and give each participant the right to exercise his or her option as to all of the ordinary shares comprised in the option, including shares in respect of which the option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the sale of the entire share capital of the Company to another corporation, (whether for consideration in cash or in the form of securities of any kind) (a "merger"), each option under the Plan shall be assumed or an equivalent option shall be substituted by the purchasing corporation or a parent or subsidiary of such purchasing corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the participant shall have the right to exercise the option as to all of the ordinary shares comprised in the option. If the Board makes an option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the participant that the option shall be fully exercisable for a period of twenty (20) days from the date of such notice, and the option will terminate upon the expiration of such period.

       The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per ordinary share comprised in each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of share capital, or in the event of a merger.

15.  NONASSIGNABILITY

       Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


16.  REPORTS

       Individual accounts will be maintained for each participant in the Plan. Each participant shall receive promptly after the end of each Offering Period a report of his or her account setting forth the total payroll deductions accumulated (and if applicable, the Conversion Rate (as defined in Section 9(g)) at which such participant's payroll deductions were converted into U.S. Dollars), the number of shares subscribed for, the per share price thereof and the remaining cash balance, if any, carried forward to the next Offering Period.

17.  NOTICE OF DISPOSITION

       Each participant shall notify the Company if the participant disposes of any of the shares subscribed for in any Offering Period pursuant to this Plan if such disposition occurs within two years from the Offering Date or within one year from the Purchase Date on which such shares were subscribed for (the "NOTICE PERIOD"). Unless such participant is disposing of any of such shares during the Notice Period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee) during the Notice Period. The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

18.  NO RIGHTS TO CONTINUED EMPLOYMENT

          (a) Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Subsidiary, or restrict the right of the Company or any Subsidiary to terminate such employee's employment.

          (b) In the event that any person holding an option under the Plan ceases to be employed by the Company or a Subsidiary for whatever reason, he shall have no right to any compensation in respect of the loss of his right to receive shares under this Plan.

19.  EQUAL RIGHTS AND PRIVILEGES

       All eligible employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in the Plan.

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999


20.  NOTICES

       All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.  TERM; SHAREHOLDER APPROVAL

       This Plan shall become effective at such date and time as the Registration Statement filed with the Securities and Exchange Commission relating to the Company's securities is declared effective (and then only provided that the initial public offering later closes). This Plan shall be approved by the shareholders of the Company, in any manner permitted by applicable corporate law, within twelve months before or after the date this Plan is adopted by the Board. No subscription for shares pursuant to the Plan shall occur prior to such shareholder approval. Thereafter, no later than twelve
(12) months after the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 with respect to shareholder approval. The Plan shall continue until the earlier to occur of termination by the Board, issue of all of the ordinary shares reserved for issue under the Plan, or ten (10) years from the adoption of the Plan by the Board.

22.  DESIGNATION OF BENEFICIARY

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to a Purchase Date.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

23.   CONDITIONS UPON ISSUE OF SHARES; LIMITATION ON SALE OF SHARES

       Shares shall not be issued with respect to an option unless the exercise of such option and the issue and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended,

                                                          Insignia Solutions plc
                                               1995 Employee Share Purchase Plan
                                                    as Amended on April 20, 1999

the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

24.    AMENDMENT OR TERMINATION OF THE PLAN

       The Board may at any time amend, terminate or extend the term of the Plan, except that any such termination cannot affect options previously granted under the Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the shareholders of the Company obtained in accordance with Section 21 hereof within 12 months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

          (a)  increase the number of shares that may be issued under the Plan;

          (b) change the designation of the employees (or class of employees) eligible for participation in the Plan; or

          (c) constitute an amendment for which shareholder approval is required in order to comply with Rule 16b-3 (or any successor rule) of the Exchange Act.

25.    GOVERNING LAW

       The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

                                                                      APPENDIX B


                             INSIGNIA SOLUTIONS PLC

               1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES

                           As Adopted February 9, 1995
                             Amended April 20, 1999


                1. PURPOSE. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent, Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of share options. Capitalized terms not defined in the text are defined in Section 20.

                2.       SHARES SUBJECT TO THE PLAN.

                         2.1      NUMBER OF SHARES AVAILABLE.  Subject to
Sections 2.2 and 14 of the Plan, the total number of Shares issued and reserved and available for grant and issue pursuant to options under the Plan, the UK Employee Share Option Scheme 1996 (the "UK PLAN"), the 1988 U.S. Stock Option Plan (the "PRIOR PLAN") and the Company's Inland Revenue approved share option scheme (the "INLAND REVENUE PLAN") (the "PLAN", the "UK PLAN", the "PRIOR PLAN" and the "INLAND REVENUE PLAN", collectively, the "OPTION PLANS"), shall be four million six hundred seventy two thousand and seventy one (4,672,071) Shares. As of the Effective Date, options will no longer be granted pursuant to the Prior Plan. As of the date of expiration of the Inland Revenue Plan in December 1996, options will no longer be granted pursuant to the Inland Revenue Plan. Shares shall again be available for grant and issue in connection with future awards of options under the Plan and the UK Plan if such Shares cease to be subject to an option granted pursuant to the Option Plans. To the extent Shares are subject to options granted pursuant to the UK Plan, the Inland Revenue Plan or the Prior Plan, such Shares shall be unavailable for issue under this Plan until such options expire or become unexercisable without having been exercised in full. To the extent Shares are subject to options granted pursuant to this Plan, such Shares shall be unavailable for issue under the UK Plan until such options expire or become unexercisable without having been exercised in full.

                         2.2      ADJUSTMENT OF SHARES.  In the event that
the number of Shares in issue is changed by a consolidation or sub-division of ordinary shares of the Company or any bonus or other capitalization issue of ordinary shares or any similar change in the capital structure of the Company without consideration, or by a Corporate Transaction (as defined in Section 14.1) then, unless such change results in the termination of all outstanding Awards as a result of the Corporate Transaction, (a) the number of Shares reserved for issue under the Plan and (b) the Exercise Prices of and number of Shares subject to outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; PROVIDED, HOWEVER, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and PROVIDED, FURTHER, that the Exercise Price of

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

any Award may not be decreased to below the U.S. Dollar equivalent of the par value of the Shares calculated by reference to the Conversion Rate prevailing at the date of exercise of an Award.

                3. ELIGIBILITY. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 below) may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; PROVIDED such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan. Each person is eligible to receive up to an aggregate maximum of five hundred thousand (500,000) Shares per fiscal year.

                4.       ADMINISTRATION.

                         4.1      COMMITTEE AUTHORITY.  The Plan shall be
administered by the Committee. Subject to the general purposes, terms and conditions of the Plan, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

                (a) construe and interpret the Plan, any Stock Option Agreement and any other agreement or document executed pursuant to the Plan;

                (b) prescribe, amend and rescind rules and regulations relating to the Plan;

                (c)      select persons to receive Awards;

                (d)      determine the form and terms of Awards;

                (e)      determine the number of Shares subject to Awards;

                (f) determine whether Awards will be granted in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

                (g)      grant waivers of Plan or Award conditions;

                (h)      determine the vesting and exercisability of Awards;

                (i) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Stock Option Agreement;

                (j) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage; and

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

                (k) make all other determinations necessary or advisable for the administration of the Plan.

                         4.2      COMMITTEE DISCRETION.  Any determination
made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

                         4.3      COMMITTEE REQUIREMENT.  If two or more
members of the Board are Outside Directors, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors.

                5. STOCK OPTIONS. The Committee may grant Awards to eligible persons and shall determine whether such Awards shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Award, the Exercise Price of the Award, the period during which the Award may be exercised, and all other terms and conditions of the Award, subject to the following:

                         5.1      FORM OF OPTION GRANT. Each Award granted
under the Plan shall be evidenced by a Stock Option Agreement which shall expressly identify the Award as an ISO or NQSO, and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

                         5.2      DATE OF GRANT.  The date of grant of an
Award shall be the date on which the Committee makes the determination to grant such Award, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Award.

                         5.3      EXERCISE PERIOD.  Awards shall be
exercisable within the times or upon the events determined by the Committee as in the Stock Option Agreement; PROVIDED, HOWEVER, that no Award shall be exercisable after the expiration of ten (10) years from the date the Award is granted; and PROVIDED FURTHER that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock or shares of the Company or any Parent or Subsidiary of the Company ("TEN PERCENT SHAREHOLDER") shall be exercisable after the expiration of five (5) years from the date the Award is granted. The Committee also may provide for the exercise of Awards to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

                         5.4      EXERCISE PRICE.  The Exercise Price shall
be determined by the Committee when the Award is granted subject to the following:

                (a) The Exercise Price shall not be less than 100% of the Fair Market Value of the Shares on the date of grant; PROVIDED, that the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than 110% of the Fair

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

                         Market Value of the Shares on the date of grant. Payment for the Shares subscribed for may be made in accordance with Section 6 of the Plan.

                (b)      The Exercise Price shall be in U.S. Dollars.

                (c) The Exercise Price shall not be less than the U.S. Dollar equivalent of the par value of the Shares calculated by reference to the Conversion Rate prevailing at the date of exercise of an Award.

                         5.5      METHOD OF EXERCISE.  Awards may be
exercised only by delivery to the Company of a written exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being subscribed for, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being subscribed for.

                         5.6      TERMINATION.  Notwithstanding the exercise
periods set forth in the Stock Option Agreement, exercise of an Award shall always be subject to the following:

                (a) If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Awards only to the extent that such Awards would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee), but in any event, no later than the expiration date of the Awards.

                (b) If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant's Awards may be exercised only to the extent such Awards would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than (i) twelve (12) months after the Termination Date in the case of disability or (ii) eighteen (18) months after the Termination Date in the case of death (or such longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Awards.

                         5.7      LIMITATIONS ON EXERCISE.  The Committee may
specify a reasonable minimum number of Shares that may be subscribed for on any exercise of an Award; PROVIDED that such minimum number will not prevent Participant from exercising the Award for the full number of Shares for which it is then exercisable.

                         5.8      LIMITATIONS ON ISOS.  The aggregate Fair
Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

$100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Awards for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Awards for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Awards granted after the effective date of such amendment.

                         5.9      MODIFICATION, EXTENSION OR RENEWAL.  The
Committee may modify, extend or renew outstanding Awards and authorize the grant of new Awards in substitution therefor; provided that any such action may not, without the written consent of Participant, impair any of Participant's rights under any Award previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Awards without the consent of Participants affected by a written notice to them; PROVIDED, HOWEVER, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Awards granted on the date the action is taken to reduce the Exercise Price.

                         5.10     NO DISQUALIFICATION.  Notwithstanding any
other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

                6. PAYMENT FOR SHARES. Payment for Shares subscribed for pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

                (a) by waiver of compensation due or accrued to Participant for services rendered;

                (b)      provided that a public market for the Shares exists:

                         (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD DEALER") whereby the Participant irrevocably elects to exercise the Award and to sell a portion of the Shares so subscribed for in order to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                         (2) through a "margin" commitment from Participant and a NASD Dealer whereby Participant irrevocably elects to exercise the Award and to pledge the Shares so subscribed for to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

                                  amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                (c)      by any combination of the foregoing.

                7.       WITHHOLDING TAXES.

                         7.1      WITHHOLDING GENERALLY.  Whenever Shares are
to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                         7.2      STOCK WITHHOLDING.  When, under applicable
tax laws, a Participant incurs tax liability in connection with the exercise of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE"). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

                (a) the election must be made on or prior to the applicable Tax Date;

                (b) once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

                (c) all elections shall be subject to the consent or disapproval of the Committee.

                8.       PRIVILEGES OF STOCK OWNERSHIP.

                         8.1      VOTING AND DIVIDENDS.  No Participant shall
have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

                         8.2      FINANCIAL STATEMENTS.  The Company shall
provide financial statements to each Participant prior to such Participant's subscription for Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

                9. TRANSFERABILITY. Subject to Section 4.1(j), Awards granted under the Plan, and any interest therein, shall not: (a) be transferable or assignable by the Participant, (b) be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Stock Option Agreement provisions relating thereto or (c) during the lifetime of the Participant, be exercisable by anyone other than the Participant, and any elections with respect to an Award, may be made only by the Participant.

                10. CERTIFICATES. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

                11. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issue. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

                12.      EMPLOYMENT WITH COMPANY.

                         12.1       NO OBLIGATION TO EMPLOY.  Nothing in the
Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                         12.2       NO RIGHT TO COMPENSATION.  In the event
that any person holding an Award under the Plan ceases to be employed by, or otherwise has ceased to provide services to, the Company or a Parent, Subsidiary or Affiliate for whatever reason, he shall have no right to any compensation in respect of this loss of right to receive Shares under this Plan.

                13. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

                14.      CORPORATE TRANSACTIONS.

                         14.1       ASSUMPTION OR REPLACEMENT OF AWARDS BY
SUCCESSOR. In the event of (a) a sale of the entire share capital of the Company to another corporation (whether for consideration in cash or in the form of securities of any kind), (b) a dissolution or liquidation of the Company, (c) the sale of substantially all of the assets of the Company, or
(d) any other transaction which qualifies as a "corporate transaction" under
Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company ("CORPORATE TRANSACTION"), any or all outstanding Awards may be assumed or replaced by the purchasing or successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the purchasing or successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards). The purchasing or successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject repurchase restrictions no less favorable to the Participant.

                         14.2       EXPIRATION OF AWARDS.  In the event such
purchasing or successor corporation, if any, refuses to assume or substitute the Awards, as provided above, pursuant to a transaction described in Subsection 14.1(a) above, such Awards shall expire on such transaction at such time and on such conditions as the Board shall determine. In the event such purchasing or successor corporation, if any, refuses to assume or substitute the Awards as provided above, pursuant to a corporate transaction described in Subsections 14.1(b), (c) or (d) above, or there is no purchasing or successor corporation, and if the Company ceases to exist as a separate corporate entity, then, notwithstanding any contrary terms in the Stock Option Agreement, the Awards shall expire on a date at least twenty (20) days after the Board gives written notice to Participants specifying the terms and conditions of such termination.

                         14.3       OTHER TREATMENT OF AWARDS.  Subject to
any greater rights granted to Participants under the foregoing provisions of this Section 14, in the event of the occurrence of any Corporate Transaction described in Section 14.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of such Corporate Transaction.

                         14.4       ASSUMPTION OF AWARDS BY THE COMPANY.  The
Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company's award, or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

another company, the terms and conditions of such award shall remain unchanged (EXCEPT that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Award rather than assuming an existing option, such new Award may be granted with a similarly adjusted Exercise Price.

                15. ADOPTION AND SHAREHOLDER APPROVAL. The Plan shall become effective at such date and time as the Registration Statement filed with the SEC relating to the Company's securities is declared effective (and then only provided that the initial public offering later closes) (the "EFFECTIVE DATE"). The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the date the Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; PROVIDED, HOWEVER, that: (a) no Award may be exercised prior to initial shareholder approval of the Plan and (b) no Award granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company.

                16. TERM OF PLAN. The Plan will terminate ten (10) years from the date the Plan is adopted by the Board or, if earlier, the date of shareholder approval.

                17. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Stock Option Agreement or instrument to be executed pursuant to the Plan; PROVIDED, HOWEVER, that the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans; PROVIDED, FURTHER, that no amendment may be made to outstanding Awards without the consent of the Participant.

                18. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                19. GOVERNING LAW. The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws.

                20. DEFINITIONS. As used in the Plan, the following terms shall have the following meanings:

                         "AFFILIATE" means any corporation that directly, or
indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

                         "AWARD" means an award of an option to subscribe for
Shares.

                         "BOARD" means the Board of Directors of the Company.

                         "CODE" means the Internal Revenue Code of 1986, as
amended.

                         "COMMITTEE" means the committee appointed by the
Board to administer the Plan, or if no committee is appointed, the Board.

                         "COMPANY" means Insignia Solutions plc, a
corporation organized under the laws of England, or any successor corporation.

                         "CONVERSION RATE" means the average currency
conversion rate quoted by the Bank of America in London as the price for Pounds Sterling purchased with U.S. Dollars.

                         "DISABILITY" means a disability, whether temporary
or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

                         "EXERCISE PRICE" means the price per share at which
a holder of an Award may subscribe for the Shares issuable upon exercise of the Award.

                         "FAIR MARKET VALUE" means the value of a share of
the Company's Ordinary Shares of 20p each determined as follows:

                (a) if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are then quoted on the Nasdaq National Market the closing price on the Nasdaq National Market System on the trading day immediately preceding the date on which Fair Market Value is determined, or, if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred;

                (b) if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are publicly traded and are then listed on a national securities exchange, the closing price or, if no reported sale takes place on such date, the closing price on the next preceding trading day on which a reported sale occurred;

                (c) if such Ordinary Shares, or instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts), are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by THE WALL STREET JOURNAL, for the over-the-counter market; or

                                                        Insignia Solutions plc
                                                        1995 Stock Option Plan

                (d) if none of the foregoing is applicable, by the Board in good faith.

                         "INSIDER" means an officer or director of the
Company or any other person whose transactions in the Company's ordinary shares are subject to Section 16 of the Securities Exchange Act of 1934, as amended.

                         "OUTSIDE DIRECTOR" means any outside director as
defined in Section 162(m) of the Code and the regulations issued thereunder.

                         "PARENT" means any corporation (other than the
Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "PARTICIPANT" means a person who receives an Award
under the Plan.

                         "PLAN" means this Insignia Solutions plc 1995
Incentive Stock Option Plan for U.S. Employees, as amended from time-to-time.

                         "SEC" means the Securities and Exchange Commission.

                         "SECURITIES ACT" means the Securities Act of 1933,
as amended.

                         "SHARES" means Ordinary Shares of 20p each in the
Company, reserved for issue under the Option Plans, as adjusted pursuant to Sections 2 and 14 of the Plan, any instruments evidencing such Ordinary Shares (e.g., American Depository Shares or American Depository Receipts) and any successor security.

                         "STOCK OPTION AGREEMENT" means, with respect to each
Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

                         "SUBSIDIARY" means any corporation (other than the
Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                         "TERMINATION" or "TERMINATED" means, for purposes of
the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or advisor, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee; PROVIDED, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

                                                                      APPENDIX C


                             INSIGNIA SOLUTIONS PLC





                                    THE RULES

                                     OF THE

                               INSIGNIA SOLUTIONS
                     U.K. EMPLOYEE SHARE OPTION SCHEME 1996



                   ADOPTED IN GENERAL MEETING ON 19 APRIL 1996
                  AND AMENDED IN GENERAL MEETING ON 29 MAY 1997
                       AND IN GENERAL MEETING ON MAY 1999

                                    CONTENTS

CLAUSE                                                                     PAGE
------                                                                     ----
1       Definitions                                                           1
2       Grant of Options                                                      5
3       Exercise Price                                                        5
4       Limitations                                                           6
5       Exercise and Lapse of Options                                         6
6       Payment of Exercise Price                                             9
7       Takeover and Liquidation                                             10
8       Variation in the Share Capital of the Company                        14
9       Rights of Ordinary Shares Allotted                                   14
10      Availability of Shares                                               15
11      Buyout of Options                                                    15
12      Transfers of Options                                                 15
13      Employment with the Company                                          16
14      Documents                                                            16
15      Administration                                                       16
16      Governing Law                                                        17

APPENDIX - Option Certificate


                               INSIGNIA SOLUTIONS
                     U.K. EMPLOYEE SHARE OPTION SCHEME 1996


1        DEFINITIONS

1.1 In this Scheme references to the following words and expressions shall bear the following meanings:-

         ACT:  the Income and Corporation Taxes Act 1988;

         ADOPTION DATE: the date on which the Scheme is adopted by the Company in general meeting;

         AFFILIATE: any company that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the company, whether through the ownership of voting securities, by contract or otherwise;

         AUDITORS: the auditors for the time being of the Company;

         BOARD: the Board of Directors of the Company;

         COMMITTEE: the Compensation Committee of the Board or such duly constituted committee of the Board comprising of at least two Disinterested Persons and which complies with the provisions of Section 16 of the Exchange Act whilst the Company is subject to the provisions of such Section;

         COMPANY: Insignia Solutions plc;

         CONTROL: has the same meaning as in Section 840 of the Act;

         CONVERSION RATE: the average currency conversion rate quoted by the Bank of

         America in London as the price for Pounds Sterling purchased with US Dollars;

         DATE OF GRANT: the date on which an Option is granted as specified in the relevant Option Certificate;

         DISINTERESTED PERSON: a director who has not, during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Scheme or any other employee share scheme of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in rules as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rules are amended from time to time and as interpreted by the SEC;

         EXCHANGE ACT: the statute in the United States of America known as the Securities Exchange Act 1934, as amended;

         EXERCISE PRICE: the amount payable for an Option Share on the exercise of an Option to be determined in accordance with Rule 3;

         GROUP: the Company, its holding company and subsidiaries (as defined in Section 736 of the Companies Act 1985);

         INSIDER: an officer or director of the Company or any other person whose transactions in the Ordinary Shares are subject to Section 16 of the Exchange Act;

         LAST EXERCISE DATE: in respect of any Option or part of any Option, the date specified in the relevant Option Certificate as determined by the Committee being a date not later than ten years after the Date of Grant of the Option;

         MARKET VALUE:

         (a) if Ordinary Shares, or instruments evidencing Ordinary Shares, are then quoted on the Nasdaq National Market the closing price on the Nasdaq National Market System on the trading day immediately preceding the Date of Grant of an Option, or, if no such reported sale takes place on such date, the closing price on the next preceding trading date on which a reported sale occurred;

         (b) if Ordinary Shares, or instruments evidencing Ordinary Shares, are publicly traded and are then listed on a national securities exchange, the closing price on the trading day immediately preceding the Date of Grant of an Option, or, if no reported sale takes place on such date, the closing price on the next preceding trading day on which a reported sale occurred;

         (c) if Ordinary Shares, or instruments evidencing Ordinary Shares, are publicly traded but are not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the day immediately preceding the Date of Grant of an Option, as reported by The Wall Street Journal, for the over-the-counter market;

         (d) if none of the foregoing is applicable, by the Board in good faith.

         1986 SCHEME: the Company's 1986 Executive Share Option Scheme;

         OPTION SCHEME: a right to acquire Option Shares granted pursuant to the Scheme;

         OPTION CERTIFICATE: the Option Certificate substantially in the form set out in the Appendix as such certificate may be amended by the Committee from time to time;

         OPTION HOLDER: a Qualified Person who holds an Option in accordance with the terms of the Scheme or where the context permits a person becoming entitled to any such Option in consequence of the death of the original Option Holder;

         OPTION SHARES: issued or unissued Ordinary Shares in respect of which an Option is granted;

         ORDINARY SHARES: the ordinary shares in the capital of the Company and any instruments evidencing such Ordinary Shares;

         PARENT: any company (other than the Company) in an unbroken chain of companies ending with the Company, if at the time of the granting of an Option under the Scheme, each of such companies other than the Company owns shares possessing 50 per cent or more of the total combined voting power of all classes of shares in one of the other companies in such chain;

         QUALIFIED PERSON: any employee (including officers and directors who are also employees) of a company in the Group;

         THE SCHEME: this Insignia Solutions U.K. Employee Share Option Scheme 1996 in its present form with and subject to any amendments hereto properly effected;

         SEC: the United States of America Securities and Exchange Commission;

         SUBSIDIARY: any company (other than the Company) in an unbroken chain of companies beginning with the Company if, at the time of granting of an Option, each of the companies other than the last company in the unbroken chain owns shares possessing 50 per cent or more of the total combined voting power of all classes of shares in one of the other companies in such chain.

1.2      In this Scheme (unless the context requires otherwise):-

1.2.1 any reference to any statute or statutory provision shall be construed as including a reference to any modification, re-enactment or extension of such statute or statutory provision for the time being in force, to any subordinate legislation made under the same and to any former statutes or statutory provisions which it consolidated or re-enacted;

1.2.2 any reference to a Rule is to a Rule of this Scheme, as amended from time to time;

1.2.3    the singular includes a reference to the plural and vice versa;

1.2.4    the masculine gender shall include the feminine gender;

1.2.5 references to the exercise of an Option shall where the context so allows include the exercise of an Option in part.

2        GRANT OF OPTIONS

2.1 Subject to the limitations and conditions of the Scheme and unless prohibited by law, the Committee may grant Options following the Adoption Date at any time to any Qualified Person as it may in its sole discretion determine.

2.2 On the grant of an Option, the Committee shall determine the Exercise Price (calculated in accordance with Rule 3) and the Last Exercise Date of the Option and shall specify such details in the Option Certificate.

2.3      There shall be no consideration payable for the grant of an Option.

2.4 As soon as practicable after the grant of an Option the Committee shall arrange for the despatch of an Option Certificate duly sealed or executed as a deed by the Company to each Option Holder to whom an Option has been granted. An Option Holder may disclaim an Option by notice in writing to the Company within fourteen days after the date of the Option Certificate.

3        EXERCISE PRICE

3.1 Subject to adjustment pursuant to Rule 8, the Exercise Price at the relevant Date of Grant shall be determined by the Committee but it may not be less than the higher of:-

3.1.1 where the Option is an option to subscribe for Ordinary Shares, the US Dollar equivalent of the nominal value of an Ordinary Share calculated by reference to the prevailing Conversion Rate; and

3.1.2    the Market Value of an Ordinary Share.

3.2      The Exercise Price shall be expressed in US Dollars.

4        LIMITATIONS

4.1 No Options shall be granted under the Scheme later than ten years after the Adoption Date.

4.2 Subject to adjustment pursuant to Rule 8, no Option shall be granted if the number of Ordinary Shares over which it is proposed to grant the Option when aggregated with all Ordinary Shares which have been issued or which might be issued in the future pursuant to options and rights (excluding those which have lapsed or have been surrendered) granted under the 1988 US Stock Option Plan, the 1995 Incentive Stock Option Plan for US Employees and the 1986 Scheme will exceed 4,672,071 Ordinary Shares.

4.3 If an Option is granted in excess of the limitation in Rule 4.2, such Option shall be limited and take effect over such number of Ordinary Shares as would be within the said limitation and the Committee shall, if appropriate, as soon as practicable arrange for any original Option Certificate to be cancelled and a replacement Option Certificate to be issued in its place.

5        EXERCISE AND LAPSE OF OPTIONS

5.1 Notwithstanding any other provision of this Rule 5, an Option shall not in any event be exercisable more than ten years after the Date of Grant of that Option.

5.2 Options may be exercised by an Option Holder who is a Qualified Person as follows:-

5.2.1 where such an Option Holder does not hold a subsisting option granted under the 1986 Scheme at the Date of Grant of the first Option granted to him then such first Option may be exercised on or after the first anniversary of the Date of Grant as to 1/48th of the number of Ordinary Shares comprised in such Option (rounded to the nearest whole number) for each complete month he has been employed by the Group since the Date of Grant and shall lapse on the Last Exercise Date;

         5.2.1.1 where such an Option Holder holds a subsisting option granted under the 1986 Scheme at the Date of Grant of the first Option granted to him; or

         5.2.1.2 in the case of each Option granted to such Option Holder after his first Option then such Options may be exercised as to 1/48th of the number of Ordinary Shares comprised in such Option (rounded to the nearest whole number) for each complete month he has been employed by the Group since the Date of Grant and shall lapse on the Last Exercise Date.

5.3 An Option may be exercised otherwise than as set out in Rule 5.2 in the circumstances and during the periods set out below:-

5.3.1 if an Option Holder ceases to be employed by the Group by reason of his death his Option may be exercised to the extent that his Option would have been exercisable at the time of his death within eighteen months of his death (or such longer period not exceeding five years as may be determined by the Committee) by his legal personal representatives provided that such exercise is not later than the Last Exercise Date and thereafter the Option shall lapse;

5.3.2 if an Option Holder ceases to be employed by the Group by reason of his disability (as determined by the Committee) his Option may be exercised to the extent that his Option would have been exercisable at the time of his cessation of employment within twelve months of the date of such cessation (or such longer period not exceeding five years as may be determined by the Committee) provided that such exercise is not later than the Last Exercise Date and thereafter the Option shall lapse;

5.3.3 if an Option Holder ceases to be employed by the Group (otherwise than by reason of his death or disability) his Option may be exercised to the extent that his Option would have been exercisable at the time of cessation of his employment within three months of the date of such cessation (or such longer period not exceeding five years as may be determined by the Committee) provided that such exercise is not later than the Last Exercise Date and thereafter his Option shall lapse.

5.4 Each Option is to be exercisable by an Option Holder to the extent that the Option has become exercisable in whole or in part.

5.5 Exercise of an Option is to be by application in writing addressed to the Company and specifying the number of Option Shares in respect of which the Option is being exercised on that occasion and the method of payment of the Exercise Price for such Option Shares, such application to be delivered or sent by prepaid post to the registered office for the time being of the Company or to such office as may from time to time be specified by the Company in writing to the Option Holder.

5.6 Subject to the regulations and enactments for the time being in force under any applicable national or foreign securities law and any rules, regulations and other requirements of any stock exchange or automated quotation system upon which the Ordinary Shares may be listed or quoted and subject to compliance by the Option Holder with the terms of the Option the Company will after receipt of the application make an allotment to the Option Holder of the number of Ordinary Shares specified in the application at the Exercise Price (as adjusted in accordance with the provisions of the Scheme) and will (subject to the provisions of Rule 5.7) deliver to the Option Holder evidence of title to such Ordinary Shares provided that instead of allotting and issuing the appropriate number of Ordinary Shares the Company shall have the right to satisfy its obligations of allotment by (in whole or in part) procuring that some or all of the Ordinary Shares are transferred by a third party to the relevant Option Holder. For these purposes delivery or transfer to an Option Holder includes delivery or transfer to a nominee for the Option Holder provided that the Option Holder acquires the beneficial ownership of the Ordinary Shares delivered or transferred.

5.7 The Company shall have no obligation to issue or deliver certificates for Ordinary Shares under the Scheme prior to:-

5.7.1 obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

5.7.2 completion of any registration or other qualification of the Ordinary Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

6        PAYMENT OF EXERCISE PRICE

6.1 Payment of the Exercise Price for the Ordinary Shares may be made in cash (by cheque) or where expressly approved for the Option Holder by the Committee and where permitted by law:-

6.1.1 by waiver of remuneration due or accrued to the Option Holder by any company in the Group for services rendered;

6.1.2    provided that a public market for the Ordinary Shares exists:-

         6.1.2.1 through a "same day sale" commitment from the Option Holder and a broker-dealer that is a member of the National Association of Securities Dealers ("a NASD Dealer") whereby the Option Holder irrevocably elects to exercise his Option and to sell a portion of the Ordinary Shares so subscribed for in order to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Ordinary Shares to forward the Exercise Price directly to the Company; or

         6.1.2.2 through a "margin" commitment from an Option Holder and a NASD Dealer whereby the Option Holder irrevocably elects to exercise his Option and to pledge the Ordinary Shares so subscribed for to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Ordinary Shares to forward the Exercise Price directly to the Company; or

6.1.3    by any combination of cash and the methods described in this Rule 6.1.

6.2 Where the payment is to be made in Pounds Sterling then the amount payable shall be calculated by reference to the Conversion Rate prevailing at the date of payment.

7        TAKEOVER AND LIQUIDATION

7.1      In the event of:-

7.1.1    any person obtaining Control of the Company as a result of making:-

         7.1.1.1 a general offer to acquire the whole of the issued ordinary share capital of the Company (not already owned by such person) which is made on a condition such that if it is satisfied the person making the offer will have Control of the Company; or

         7.1.1.2 a general offer to acquire all the shares in the Company which are of the same class as the Option Shares (not already owned by such person);

7.1.2 any company obtaining Control of the Company in pursuance of a compromise or arrangement sanctioned by the Court under Section 425 of the Companies Act 1985; or

7.1.3    the sale of substantially all of the assets of the Company;

         the purchaser or acquiring company ("the Acquiring Company") may:-

7.1.4 in consideration for the release by an Option Holder of his subsisting Option grant to such Option Holder a new option over shares in the Acquiring Company which is otherwise equivalent (as defined in Rule 7.8) to his subsisting Option;

7.1.5 in consideration for the release by an Option Holder of his subsisting Option grant to such Option Holder an equivalent new option over shares in the Acquiring

         Company governed by the rules of an employee share option scheme of the Acquiring Company; or

7.1.6 offer substantially similar consideration to Option Holders as is offered to shareholders of the Company (after taking into account the existing provisions of the Option).

7.2 In the event that the Acquiring Company, pursuant to a transaction described in Rule 7.1.1 above, refuses to make a proposal as described in Rules 7.1.4 to 7.1.6 above to an Option Holder prior to the commencement of the earliest of the periods described in Rules 7.2.1.1 and 7.2.1.2 below, then:-

7.2.1 if his Option has already become capable of exercise under these Rules then the Option Holder may exercise it to the extent that the Option has become exercisable until the end of whichever of the following periods finishes earliest:-

         7.2.1.1 a period of one month beginning with the time when the Acquiring Company has obtained Control of the Company and (if applicable) any condition subject to which the offer is made is satisfied; and

         7.2.1.2 if the Acquiring Company becomes bound or entitled to acquire the shares in the Company under Sections 428 to 430F of the Companies Act 1985, the period when that person remains so bound or entitled and then any such Options as remain unexercised shall lapse;

7.2.2 if his Option has not already become capable of exercise under these Rules then such Option shall lapse at such time and on such conditions as the Board shall determine.

7.3 For the purposes of Rules 7.1 and 7.2 above a person shall be deemed to have obtained Control of the Company if he and others acting in concert with him have together obtained Control of it.

7.4 In the event that the Acquiring Company, pursuant to a transaction described in Rule 7.1.2 above, refuses to make a proposal as described in Rules 7.1.4 to 7.1.6 above to an Option Holder prior to the expiry of one month after the Court sanctions the compromise or arrangement then his Option shall be subject to the provisions of Rule 7.7.

7.5 In the event that the Acquiring Company, pursuant to a transaction described in Rule 7.1.3 above, refuses to make a proposal as described in Rules 7.1.4 to 7.1.6 above to an Option Holder then his Option shall lapse at such time and on such conditions as the Board shall determine.

7.6 In the event of a members' voluntary winding up of the Company any Option Holder may, by notice in writing to the Company within 60 days of the commencement of the winding up (such notice being accompanied by payment of the Exercise Price), elect in relation to any Option which has already become capable of exercise under these Rules to be treated as if that Option had been exercised either to the full extent that it is then capable of being exercised or to the extent specified in the notice, immediately before the commencement of the winding up, and such Option Holder shall then be entitled to be paid a sum equal to the amount he would have received as a holder of the Ordinary Shares to which he would have been entitled upon such exercise. Subject as aforesaid, all Options shall lapse on the winding up of the Company.

7.7 If under Section 425 of the Companies Act 1985 it is proposed that the court sanctions a compromise or arrangement proposed for the purposes of or in connection with a scheme for the reconstruction of the Company or its amalgamation with any other company or companies the Company shall give notice thereof to all Option Holders at the same time as it sends notices to members of the Company summoning the meeting to consider such a compromise or arrangement. Then at the time that such notice is given:-

7.7.1 if the Option has already become capable of exercise under these Rules, the Option Holder may exercise the Option, to the extent that the Option has become exercisable, before the expiry of the later of one month from the date of such notice and one month from the date on which the Court sanctions the compromise or arrangement and thereafter the Option shall lapse. The exercise of an Option under this Rule 7.7.1 shall be conditional on such compromise or arrangement becoming effective;

7.7.2 if the Option has not already become capable of exercise under these Rules the Option shall lapse at such time and on such conditions as the Board shall determine.

         It shall be a condition of exercising the Option under this Rule 7.7 that, after exercising the Option, the Option Holder shall transfer or otherwise deal with the Ordinary Shares issued to him so as to place him in the same position (or as near as possible) as would have been the case if such Ordinary Shares had been subject to such compromise or arrangement.

7.8 For the purposes of Rule 7.1.4 above a new option over shares in the Acquiring Company (hereinafter called the "New Option") shall be equivalent to a subsisting option (hereinafter called the "Old Option") if the date of grant is deemed to be the same date as the Date of Grant of the Old Option; if the aggregate exercise price of the Ordinary Shares subject to the New Option is as nearly as practicable the same as the aggregate Exercise Price of the Ordinary Shares subject to the Old Option; and (save as provided in the Rules and save for the number, description and Exercise Price of the Ordinary Shares subject to the New Option) the other rights and terms attaching to the New Option are as nearly as practicable the same as those attaching to the Old Option. The New Option shall, for all other purposes of the Scheme, be treated as having been acquired at the same time as the Old Option.

7.9 With effect from the date on which an Option Holder releases the Old Option in consideration of the grant to him of the New Option, Rule 1 and Rules 5 to 16 inclusive shall, in relation to the New Option, be construed for the purposes of that New Option as if references directly or indirectly to "the Company" and to "Ordinary Shares" were references to the Acquiring Company and to shares in the Acquiring Company.

7.10 Subject to the provisions of Rule 7.1 to 7.9 above, if any of the corporate transactions described in such Rules should occur, any outstanding Options shall be treated in the manner provided for in the applicable agreement or plan of such corporate transaction.

8        VARIATION IN THE SHARE CAPITAL OF THE COMPANY

8.1 On any variation of the share capital of the Company (whether by way of capitalisation or rights issue, sub-division or consolidation of the Ordinary Shares or a share capital reduction) the Exercise Price and/or the number and nominal value of Ordinary Shares comprised in an Option and/or the aggregate maximum number of Ordinary Shares available under the Scheme may be varied in such manner as the Committee shall determine and such decision of the Committee shall be final and binding on the Option Holders and the Company subject to written notification being given to the Option Holders.

8.2 An adjustment to the Exercise Price shall not be made pursuant to the provisions of this Rule 8 which would result in any Option Shares being issued unlawfully at a discount.

8.3 A variation shall not be made pursuant to this Rule 8 until the Auditors shall (acting as experts and not as arbitrators) have notified the Committee in writing that the proposed variation is, in their opinion, fair and reasonable.

9        RIGHTS OF ORDINARY SHARES ALLOTTED

9.1 Ordinary Shares to be allotted pursuant to the exercise of any Option shall rank pari passu in all respects and as one class with the Ordinary Shares in issue at the date of allotment and Ordinary Shares allotted or transferred shall rank in full for all dividends and distributions the record date of which falls on or after the date of exercise of the Option but shall not rank for any dividend or distribution the record date of which precedes the date of exercise of the Option.

9.2 The Company shall not be under an obligation to register the Ordinary Shares allotted pursuant to the exercise of an Option with the SEC or to effect compliance with the registration, qualification or listing requirements of any national or foreign securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

10       AVAILABILITY OF SHARES

         The Company shall at all times have available sufficient unissued Ordinary Shares to meet any exercise of any Option, taking into account any arrangements made by the Company to procure the transfer by a third party to the relevant Option Holder of Ordinary Shares to satisfy (whether in full or in part) the exercise of any Option.

11       BUYOUT OF OPTIONS

         The Committee may at any time buy from an Option Holder his Option previously granted with payment in cash, Ordinary Shares or other consideration, based on such terms and conditions as the Committee and the Option Holder shall agree.

12       TRANSFERS OF OPTIONS

12.1 No Option granted pursuant to the Scheme nor the benefit of an Option may be transferred, assigned, charged or otherwise alienated save that nothing in the Rules of the Scheme shall prohibit the transmission of the Option by operation of law in the event of the death of an Option Holder.

12.2 If an Option Holder does or suffers an act or thing whereby he would or might be deprived of the legal or beneficial ownership of an Option that Option shall forthwith lapse and the Committee shall not knowingly permit its exercise.

13       EMPLOYMENT WITH THE COMPANY

13.1 Nothing in the Scheme or any Option granted under the Scheme shall confer or be deemed to confer on any Option Holder any right to continue in the employ of any member of the Group or limit in any way the right of any member of the Group to terminate the employment of the Holder with or without cause.

13.2 If any Option Holder shall cease to be employed by or hold office with a member of the Group for any reason he shall not be entitled by way of compensation for loss of office or otherwise to any sum or other benefit whatsoever to compensate him for the loss of any right under the Scheme notwithstanding any provision to the contrary in his contract of employment.

14       DOCUMENTS

         The Company shall deliver to each Option Holder a copy of the documents sent to ordinary shareholders of the Company as a class of shareholders.

15       ADMINISTRATION

15.1 The Scheme shall be administered by the Committee. The Committee shall have the power to:-

15.1.1 construe and interpret the Scheme, any Option Certificates and any other agreement or document executed pursuant to the Scheme;

15.1.2 prescribe, amend and rescind rules and regulations relating to the Scheme;

15.1.3 correct any defect, supply any omission, or reconcile any inconsistency in the Scheme or any agreement or document executed pursuant to the Scheme;

15.1.4 make all other determinations necessary or advisable for the administration of the Scheme.

15.2 Any determination made by the Committee with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of the Scheme or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option. The Committee may delegate to one or more officers of the Company the authority to grant Options under the Scheme to Option Holders who are not Insiders of the Company.

15.3 An Option shall not be effective unless such Option is in compliance with all relevant national and foreign securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Ordinary Shares may then be listed or quoted, as they are in effect on the Date of Grant of such Option and also on the date of exercise or other issue.

15.4 If any provision of any Rule or any Option conflicts with the applicable requirements of Rule 16b-3 (or its successors) of the SEC promulgated under the Exchange Act in relation to Option Holders who are or may be Insiders then those provisions to the extent possible shall be interpreted or deemed amended so as to avoid such conflict.

15.5 The Board may at any time terminate or amend the Scheme in any respect, including without limitation amendment of any form of Option Certificate or instrument to be executed pursuant to the Scheme, provided however that the Board shall not, without the approval of the shareholders of the Company, amend the Scheme in any manner that requires such shareholder approval pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder, provided, further that no amendment may be made to outstanding Options without the consent of the Option Holders.

16       GOVERNING LAW

         The Scheme shall be governed by and construed in accordance with the Laws of England and Wales.

                                    APPENDIX
                               OPTION CERTIFICATE
                     U.K. EMPLOYEE SHARE OPTION SCHEME 1996



                                           Certificate No.           JAN. 96/02


                             INSIGNIA SOLUTIONS PLC
                       (Registered in England No. 1961960)


1        This is to certify that          Name:    [                         ]
                                          Address: [                         ]
                                                   [                         ]
                                                   [                         ]

is a holder of an Option to subscribe for the number of Ordinary Shares of 20p each in the Company shown in Box `A' below subject to the Rules of the Insignia Solutions UK Employee Share Option Scheme 1996.

-------------------------------------------- ------------------------------ -------------------------
                    `A'                                   `B'                         `C'
         NUMBER OF ORDINARY SHARES                EXERCISE PRICE PER         DATE OF GRANT OF OPTION
          COMPRISED IN THE OPTION                   ORDINARY SHARE

-------------------------------------------- ------------------------------ -------------------------
-------------------------------------------- ------------------------------ -------------------------
                [     ]                               US$ [    ]                    [    ]
-------------------------------------------- ------------------------------ -------------------------


2 The Date of Grant of the Option is shown in Box `C' above and the Option is exercisable in whole or in part [not earlier than the first anniversary of the Date of Grant] subject to and in accordance with the Rules of the Scheme.

3 The figures shown in Box `A' and Box `B' above are subject to adjustment in certain circumstances in accordance with the Rules of the Scheme.

4                 The Option is not transferable, assignable or chargeable.

5 The Option will lapse on the Last Exercise Date being the [tenth] anniversary of the Date of Grant to the extent that it has not been exercised.

6                 The Option [will be exercisable as to 25% of the shares over
                  which it has been granted on [   ] and will be exercisable as
                  to 1/48 of the Ordinary Shares over which it has been granted on the expiry of each complete month thereafter] [will be exercisable as to 1/48 of the Ordinary Shares over which it has been granted on the expiry of each complete month since the Date of Grant]. The Option is exercisable only by notice in writing in the form prescribed under the Rules of the Scheme. This certificate must be sent to the Company or such office as may be specified from time to time by the Company whenever the Option is exercised in whole or in part. Where the Option is exercised in respect of part only of the Ordinary Shares comprised in the certificate, the certificate will be returned to the holder with the balance of Ordinary Shares endorsed overleaf.

7 The rights under the Option may be renounced in whole or in part by the holder giving notice in writing to the Company WITHIN FOURTEEN DAYS AFTER THE DATE OF THIS CERTIFICATE. This certificate must be returned to the Company if the holder wishes to renounce in whole or in part his rights hereunder. If rights are renounced in part only the appropriate replacement certificate will be issued to the holder.

8 This document shall be presumed to be delivered and is intended by the parties to be a deed when (and not before) it is dated.




Given under the Common Seal        )
of INSIGNIA SOLUTIONS PLC          )
in the presence of:-               )


 ..........................
Director


 ..........................
Secretary



Date: .........................

                             INSIGNIA SOLUTIONS PLC

                        PROXY FOR ANNUAL GENERAL MEETING
                                  MAY 27, 1998

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints as proxies, or proxy, Nicholas, Viscount Bearsted and Richard M. Noling, or either of them, or __________________________

(see Note below), each with full power of substitution, and hereby authorizes them or him to represent and to vote, as designated below, all Ordinary Shares, 20p each, of Insignia Solutions plc (the "Company"), held by the undersigned, at the Annual General Meeting of the Company to be held at Insignia House, The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire, HP10 0HH, United Kingdom, on Thursday, May 27, 1999, at 10:00 a.m., local time, and at any adjournments or postponements thereof.

2. TO RE-APPOINT PRICEWATERHOUSECOOPERS AS UK STATUTORY AUDITORS OF THE COMPANY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AND TO AUTHORIZE THE DIRECTORS TO FIX THEIR REMUNERATION.

    / / FOR       / / AGAINST       / / ABSTAIN

3.  TO ELECT AS A DIRECTOR VINCENT S. PINO.

    / / FOR       / / AGAINST       / / ABSTAIN

4.  TO RE-ELECT AS A DIRECTOR ALBERT E. SISTO.

    / / FOR       / / AGAINST       / / ABSTAIN

5. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S 1995 EMPLOYEE SHARE PURCHASE PLAN.

    / / FOR       / / AGAINST       / / ABSTAIN

6. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S UK EMPLOYEE SHARE OPTION SCHEME 1996.

    / / FOR       / / AGAINST       / / ABSTAIN

7. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES.

    / / FOR       / / AGAINST       / / ABSTAIN

8. TO APPROVE A RESOLUTION TO GRANT AUTHORITY TO THE DIRECTORS TO ALLOT RELEVANT SECURITIES FOR A PERIOD OF FIVE YEARS WITHOUT FURTHER SHAREHOLDER APPROVAL.

    / / FOR       / / AGAINST       / / ABSTAIN

9. TO APPROVE A RESOLUTION TO GRANT AUTHORITY TO THE DIRECTORS TO ALLOT EQUITY SECURITIES FOR A PERIOD OF FIVE YEARS WITHOUT FIRST OFFERING SUCH SECURITIES TO EXISTING SHAREHOLDERS.

    / / FOR       / / AGAINST       / / ABSTAIN

10. The transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

    The Board of Directors recommends that you vote FOR all Proposals.

THIS PROXY WILL BE VOTED AS DIRECTED ABOVE. WHEN NO CHOICE IS INDICATED, THE PROXY OR PROXIES WILL VOTE OR ABSTAIN FROM VOTING AT THEIR DISCRETION. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

                                                --------------------------------
                                                (Print Shareholder(s) name)
                                                --------------------------------
                                                (Signature(s) of Shareholder or
                                                Authorized Signatory)
                                                --------------------------------

                                                Dated:
            ------------------------------------------------------------------ ,
                                                1999

Please sign exactly as your name(s) appear(s) on your share certificate. If shares stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, any such person may give a proxy; however, if more than one of such joint holders is present at the meeting, either personally or by proxy, the person whose name stands first in the Register as one of such holders shall be entitled to vote in respect of the shares. If shares are held of record by a corporation, the proxy should be executed by one or more duly authorized officers. Please date the proxy. A proxy should be filed together with the power of attorney or other authority, if any, under which it was signed.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO
    COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
        ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

The proxy should be returned to the offices of the Company at The Mercury Centre, Wycombe Lane, Wooburn Green, High Wycombe, Buckinghamshire HP10 0HH not later than 10:00 a.m. on May 25, 1999, being 48 hours prior to the time fixed for the Annual General Meeting.

------------------------------

Note: If you wish to appoint someone other than Viscount Bearsted or Mr. Noling as proxy, references to Viscount Bearsted and Mr. Noling should be deleted, and the name of the intended proxy inserted in the space provided. A proxy need not be a member of the Company but must attend the meeting in person to represent you.

                                 [REVERSE SIDE]

                          INSIGNIA SOLUTIONS PLC

                 INSTRUCTIONS TO THE BANK OF NEW YORK, AS
                                 DEPOSITARY

                  (MUST BE RECEIVED PRIOR TO THE CLOSE OF
                          BUSINESS ON MAY 20, 1999)

         The undersigned registered holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, through its Agent, to endeavor, in so far as practicable, to vote or cause to be voted the number of shares or other Deposited Securities underlying the American Depositary Shares evidenced by Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 23, 1999, at the Annual General Meeting of the Members of INSIGNIA SOLUTIONS plc to be held in High Wycombe, England, on May 27, 1999 in respect of the resolutions specified on the reverse.

NOTE:

         PLEASE DIRECT THE DEPOSITARY HOW IT IS TO VOTE BY PLACING AN X IN THE APPROPRIATE BOX OPPOSITE THE RESOLUTIONS. THE DEPOSITARY SHALL NOT VOTE THE AMOUNT OF SHARES OR OTHER DEPOSITED SECURITIES UNDERLYING A RECEIPT EXCEPT IN ACCORDANCE WITH INSTRUCTIONS FROM THE HOLDER OF SUCH RECEIPT.

                                       INSIGNIA SOLUTIONS plc
                                       P.O. BOX 11230
                                       NEW YOK, N.Y. 10203-0230

                     (Continued and to be dated and signed on the reverse side.)

2. TO RE-APPOINT PRICEWATERHOUSECOOPERS AS UK STATUTORY AUDITORS OF THE COMPANY UNTIL THE CONCLUSION OF THE NEXT ANNUAL GENERAL MEETING AND TO AUTHORIZE THE DIRECTORS TO FIX THEIR REMUNERATION.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

3.       TO ELECT AS A DIRECTOR VINCENT S. PINO.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

4.       TO RE-ELECT AS A DIRECTOR ALBERT E. SISTO.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

5. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S 1995 EMPLOYEE SHARE PURCHASE PLAN.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

6. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S UK EMPLOYEE SHARE OPTION SCHEME 1996.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

7. TO APPROVE A RESOLUTION TO AMEND THE COMPANY'S 1995 INCENTIVE STOCK OPTION PLAN FOR U.S. EMPLOYEES.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

8. TO APPROVE A RESOLUTION TO GRANT AUTHORITY TO THE DIRECTORS TO ALLOT RELEVANT SECURITIES FOR A PERIOD OF FIVE YEARS WITHOUT FURTHER SHAREHOLDER APPROVAL.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

9. TO APPROVE A RESOLUTION TO GRANT AUTHORITY TO THE DIRECTORS TO ALLOT EQUITY SECURITIES FOR A PERIOD OF FIVE YEARS WITHOUT FIRST OFFERING SUCH SECURITIES TO EXISTING SHAREHOLDERS.

         [   ]  FOR               [   ]  AGAINST           [   ]  ABSTAIN

10. The transaction of such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

                Change of Address Mark Here [  ]

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       Dated:  __________________________, 1999

                                       -----------------------------------------
                                       (Signature)

                                       -----------------------------------------
                                       Signature, if held jointly

Sign, date and return the Proxy Card promptly using the enclosed envelope. Votes MUST be indicated (X) in Black or Blue ink.

                                [REVERSE SIDE]












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